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                                                                       EXHIBIT N

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT


                                      - 1 -



                              Philip Services Corp.
                              100 King Street West
                              P.O. Box 2440, LCD #1
                            Hamilton, Ontario L8N 4J6
                                 (905) 521-1600



                                                                   June 21, 1999



Lenders under a Credit Agreement dated as of
   August 11, 1997, as amended
c/o Canadian Imperial Bank of Commerce, as
   Administrative Agent for the Lenders
6th Floor
Commerce Court West
Toronto, Ontario
M5L 1A2


Dear Sirs:

                            RE: PHILIP SERVICES CORP.

     This letter agreement (this "Agreement") sets out the revised agreement among Philip Services Corp ("PSC") on behalf of itself and each of its Affiliates, and each of the lenders which is a signatory hereto (individually, a "Consenting Lender" and collectively the "Consenting Lenders") in its capacity as a lender under a credit agreement dated as of August 11, 1997 among PSC, as borrower in Canada, Philip Services (Delaware) Inc., as borrower in the United States, the persons from time to time parties to such agreement as lenders, Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent for the lenders (the "Administrative Agent"), Bankers Trust Company ("BTCo"), as syndication agent, CIBC and BTCo, as co-arrangers, as amended by amending agreements dated as of October 31, 1997, February 19, 1998, June 24, 1998, October 20, 1998 and December 4, 1998 (the "Existing Credit Agreement") regarding the principal terms and conditions of a prearranged plan of reorganization or arrangement (the "Plan") involving PSC and its Affiliates under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") and under the Companies' Creditors Arrangement Act (Canada) (the "CCAA").



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Term Sheet (as defined in Section 1 below) or the Existing Credit Agreement, as applicable. The Consenting Lenders, PSC and its Affiliates are collectively referred to as the "Parties".

     1.   RESTRUCTURING AND SOLICITATION

     (a) The principal terms and conditions of the Plan as agreed among the Parties are set forth in the term sheet attached hereto as Schedule A (the "Term Sheet"), which is incorporated herein and made a part of this Agreement. In the case of a conflict between the provisions contained in the text of this Agreement and Schedule A, the provisions of this Agreement shall govern. References in this Agreement to the term "Plan" include revisions thereto approved by the Consenting Lenders in accordance with the terms of Section 4(a) hereof.

     (b) Acceptances of the Plan from holders of claims arising out of the Existing Credit Agreement and from holders (or representatives of such holders) of all other classes of impaired claims and interests will be solicited after the commencement of the Cases.

     2.   REPRESENTATIONS AND COVENANTS OF EACH PARTY

     Each of the Parties hereto represents and warrants to the other Parties hereto that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it is engaged, to own its property, to execute this Agreement and, subject to requisite approvals from the Bankruptcy Courts in which the Cases are commenced, to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance hereof has been duly authorized by all necessary corporate or other actions; and
(iii) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder.

     3.   CONSENTING LENDER REPRESENTATIONS

     Each Consenting Lender represents severally and not jointly to each of the other Parties that, as of the date of this Agreement:

     (a) it is a lender under the Existing Credit Agreement and in that capacity is owed the principal amount set forth next to such Consenting Lender's name on Schedule B attached hereto (the "Consenting Lender's Debt"). The amount of the Consenting Lender's Debt has been determined without reference to any Participations granted by such Consenting Lender;



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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     (b)  it holds its Consenting Lender's Debt free and clear of all liens, security interests and other encumbrances of any kind and it has not assigned or transferred, in whole or in part, any portion of its right, title or interests in the Consenting Lender's Debt other than by way of Participation in accordance with Section 12.01 of the Existing Credit Agreement; and

     (c) it is a sophisticated party with sufficient knowledge and experience to evaluate properly the terms and conditions of this Agreement; it has made its own analysis and decision to enter in this Agreement and has obtained such independent advice in this regard as it deemed appropriate; it qualifies as an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended; and it has not relied in such analysis or decision on the Administrative Agent or any other person other than its own independent advisors.

     4.   CONSENTING LENDER COVENANTS AND CONSENTS

     Each Consenting Lender agrees that, subject to Section 6 hereof and, as to Sections 4(a) and 4(b) hereof, subject to the filing of the Plan and its receipt of solicitation materials in respect of the Plan that are consistent with this
Agreement:

     (a) it will vote both its secured and unsecured claims in respect of the Consenting Lender's Debt and any claims under the Existing Credit Agreement it acquires after the date hereof in favour of the Plan at or prior to the deadline to be established for voting on the Plan and will not change or withdraw (or cause to be changed or withdrawn) such vote(s), provided that the terms of the Plan are consistent with the terms of the Plan described in the Term Sheet, as modified by any revisions thereto that have been agreed to in writing by such Consenting Lender after the date hereof;

     (b) it will not oppose the confirmation of the Plan, provided that the terms of the Plan are consistent with the terms of the Plan described in the Term Sheet, as modified by any revisions thereto referred to in
          Section 4(a);

     (c) it will not sell, transfer, pledge, participate or assign any of the Consenting Lender's Debt or any voting interest therein during the term of this Agreement, except in accordance with Section 12.01 of the Existing Credit Agreement and then only to an Assignee that agrees in writing prior to such acquisition, pledge or participation to be bound by all the terms of this Agreement as if such Assignee had originally executed this Agreement with respect to the Consenting Lender's Debt being acquired by such Assignee;

     (d) it consents to the incurrence of the debtor-in-possession financing (the "DIP Financing") on the terms described in the draft Term Sheet attached hereto as



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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          Schedule C hereto (the "DIP Term Sheet") and the granting of the security for the DIP Financing described under the heading "Security" in the DIP Term Sheet;

     (e) it consents to the entry of orders in the Cases effecting the subordination of any Security delivered pursuant to the Existing Credit Agreement to the DIP Security as provided in the DIP Term Sheet, and in particular to the entry of orders in the Cases effecting the subordination of the Security to:

          (i) a priming lien pursuant to Section 364(d)(1) of the Bankruptcy Code on all of the existing and after-acquired assets of the Borrowers and the Guarantor Subsidiaries located in the United States constituting collateral (the "Pre-Petition Collateral") securing obligations to the Agents and the lenders under the Existing Credit Agreement;

          (ii) a security interest and charge in the Pre-Petition Collateral located in Canada; and

         (iii) the other liens and security interests referred to in the DIP Term Sheet; and

          all as provided in the DIP Term Sheet;

     (f) it consents to the subordination of the security for the Senior Secured Debt to the security for the exit/working capital financing having the terms disclosed in Section 5 of the Term Sheet.

This Agreement relates only to the rights of the Consenting Lenders in their capacity as the holders of the Consenting Lender's Debt and does not affect or limit any rights or claims any Consenting Lender may have in any other capacity. For greater certainty, nothing in the Term Sheet or this Agreement affects or limits the priorities of the security of the Bank Account Service Providers, the security for the Permitted LC Facility or the security held by the Cdn. LC Issuer pursuant to section 5.06 of the Existing Credit Agreement, which will rank in priority to the DIP Security and the security for the exit/working capital facility.

     5.   PSC COVENANTS

     PSC agrees on behalf of itself and its Affiliates that:

     (a) it will use its best efforts to (i) comply with the Plan Timetable set out in the Term Sheet (ii) obtain written agreements, to the extent legally permissible, from holders (or representatives of such holders) of claims of all classes of impaired claims in terms of amount of claims and number of holders as required for the approval of the Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA; and (iii) to identify to the satisfaction of the Consenting Lenders,



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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          prior to commencing the Cases, those unsecured creditors whose claims will be reinstated under or unaffected by the Plan and those executory contracts that will be assumed;

     (b) PSC and its Affiliates will cooperate fully with the Lenders' advisors and permit them complete access to PSC, its subsidiaries and their books and records, officers and personnel throughout the restructuring process; and

     (c) subject to the provisions of the Bankruptcy Code, at least 90% of the cash balances and other near-cash financial instruments of the Restricted Parties including term deposits and marketable securities will be maintained with one or more Lenders (subject to exclusions acceptable to the Majority Lenders (as defined below)).

     6.   TERMINATION

     (a) Upon the occurrence of any Termination Event (as defined below) this Agreement may be terminated upon the election to do so by Consenting Lenders holding in the aggregate at least 51% of the aggregate amount of claims under the Existing Credit Agreement held by the Consenting Lenders (the "Majority Lenders").

          For  the purposes hereof, a "Termination Event" shall occur if:

               (i) any of the events described under "Plan Timetable" in the Term Sheet have not occurred within 15 days of the deadline specified for such event;

               (ii) the Bankruptcy Courts have not granted final approval of the
                    DIP Financing within 30 days following commencement of the Cases;

              (iii) in the opinion of the Majority Lenders PSC has disclaimed its intention or otherwise acted in a manner materially inconsistent with an intention to pursue the Plan or has otherwise breached the Term Sheet or this Agreement;

               (iv) in the opinion of the Majority Lenders there is any material adverse change in the terms or the feasibility of the Term Sheet or the Plan not previously consented to by the Majority Lenders, or in the confirmability of the Plan in the United States or in the likelihood of its approval by the required creditor majorities in Canada; or

               (v) PSC or any of its Affiliates is the subject of a voluntary or involuntary petition or other proceedings under any insolvency statute in any jurisdiction (other than the Cases contemplated by the Term Sheet and



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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                    the chapter 11 case of RESI Acquisition Corporation);
                    provided, however, that the filing of an involuntary petition under an insolvency statute shall not be deemed to be a Termination Event if the deadlines referred to in the Plan Timetable are met within the time permitted by Section 6(a)(i) above.

     (b) Upon termination of this Agreement, each Consenting Lender, in its sole discretion and without limiting its other rights, may change or withdraw any votes previously cast by it in favour of the Plan. PSC and its Affiliates will not contest any such decision by a Consenting Lender to change or withdraw its vote or to oppose confirmation of the Plan by reason of such termination, and will consent to any motion filed by a Consenting Lender under Federal Rule of Bankruptcy Procedure 3018(a) in the U.S. Cases.

     (c) This Agreement may be terminated by PSC if one or more Consenting Lenders have withdrawn or changed their votes pursuant to Section 4(a) or Section 6(b) or have breached the Term Sheet or this Agreement, and as a result there are no longer sufficient Lenders holding claims under the Existing Credit Agreement which have agreed to vote in favour of the Plan to ensure that the majorities of Lenders in number and amounts of claims required under section 1126(c) of the Bankruptcy Code and section 6 of the CCAA will be satisfied.

     (d) None of the Parties shall have any liability to any other Party in respect of any termination of this Agreement in accordance with the terms hereof.

     7.   CONDITIONS

     The respective obligations of the Parties to consummate each of the transactions contemplated by the Plan are also subject to the satisfaction of each of the following conditions:

     (a) negotiation, preparation and execution of mutually satisfactory definitive transaction agreements and other documents including without limitation the Plan and the Disclosure Statement, incorporating the terms and conditions of each of the transactions contemplated by the Plan set forth herein and in the Term Sheet and such other terms and conditions as the Parties may mutually agree;

     (b) all authorizations, consents and regulatory approvals required, if any, in connection with Plan Implementation and the continuation of the businesses of PSC and its Affiliates as currently conducted shall have been obtained; and

     (c) PSC shall have received commitments from bonding companies which are sufficient for the reasonable operating requirements of PSC and its Affiliates both prior to and following Plan Implementation.



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT


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     8.   AMENDMENTS

     Except as otherwise provided herein, this Agreement may not be modified, amended or supplemented except in writing signed by each of the signing Parties or their Assignees.

     9.   OTHER PROPOSALS

     Notwithstanding anything in this Agreement or the Term Sheet to the contrary, PSC and its Affiliates may at all times (both before and after the execution of this Agreement and the filing of the Plan) respond to unsolicited offers (but for greater certainty may not, directly or indirectly, seek, solicit, encourage or initiate any discussions respecting any offers) relative to potential transactions which (i) restructure substantially all of the equity and debt of PSC and its Affiliates, and (ii) are demonstrably more favourable to the Consenting Lenders and the other stakeholders in PSC than the transactions set forth in the Term Sheet or in the Plan. Nothing in this Agreement binds any of the Consenting Lenders to agree to or vote in favour of any such alternate proposal.

     10.  INDEMNIFICATION OBLIGATIONS

     PSC and its Affiliates jointly and severally agree to fully indemnify each Consenting Lender, the Administrative Agent, the Other Agents, and their respective Affiliates, directors, officers, employees, agents or representatives including counsel (collectively, the "Indemnitees") against any manner of actions, causes of action, suits, proceedings, liabilities and claims of any nature, costs or expenses (including reasonable legal fees) which may be incurred by such Indemnitee or asserted against such Indemnitee arising out of or during the course of, or otherwise in connection with or in any way related to, the negotiation, preparation, formulation, solicitation, dissemination, implementation, confirmation and consummation of the Plan, other than any liabilities to the extent arising from the gross negligence or wilful or intentional misconduct of any Indemnitee as determined by a final judgment of a court of competent jurisdiction. If any claim, action or proceeding is brought or asserted against an Indemnitee in respect of which indemnity may be sought from PSC, the Indemnitee shall promptly notify PSC in writing, and PSC may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee, and the payment of all costs and expenses. The Indemnitee shall have the right to employ separate counsel in any such claim, action or proceeding and to consult with PSC in the defense thereof, and the fees and expenses of such counsel shall be at the expense of PSC unless and until PSC shall have assumed the defense of such claim, action or proceeding. If the named parties to any such claim, action or proceeding (including any impleaded parties) include both the Indemnitee and PSC, and the Indemnitee reasonably believes that the joint representation of PSC and the Indemnitee may result in a conflict of interest the Indemnitee may notify PSC in writing that it elects to employ separate counsel at the expense of PSC, and PSC shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnitee. In addition, PSC shall not effect any settlement or release from liability in connection with any matter for which the Indemnitee



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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would have the right to indemnification from PSC, unless such settlement contains a full and unconditional release of the Indemnitee, or a release of the Indemnitee satisfactory in form and substance to the Indemnitee.

     11.  SEVERAL AND NOT JOINT

     Notwithstanding anything herein to the contrary, or in any document or instrument executed and delivered in connection herewith, the Parties agree that the representations, warranties, obligations, liabilities and indemnities of each Consenting Lender hereunder shall be several and not joint, and no Consenting Lender shall have any liability hereunder for any breach by any other Consenting Lender of any obligation of such Consenting Lender set forth herein.

     12.  PUBLICITY

     The Parties agree that all public announcements of the entry into or the terms and conditions of this Agreement shall be mutually acceptable to the Administrative Agent and PSC.

     13.  NO THIRD PARTY BENEFICIARIES; SEPARATE RESPONSIBILITIES

     This Agreement is only for the benefit of the undersigned Parties and nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person or entity, other than such persons or entities, any rights or remedies under or by reason of, and no person or entity, other than such persons or entities, is entitled to rely in any way upon, this Agreement.

     14.  GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that, subject to the following sentence, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for the recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, and, by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Nothing in this section shall limit the authority of the Bankruptcy Courts to hear any matter arising in the Cases.

     15.  WAIVER OF JURY TRIAL

     THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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ANY DISPUTE BETWEEN THE PARTIES UNDER THIS AGREEMENT, WHETHER SOUNDING IN
CONTRACT, TORT OR OTHERWISE.

     16.  SPECIFIC PERFORMANCE

     It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any of the Parties and the non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

     17.  EFFECT

     This Agreement shall become effective and enforceable against each Consenting Lender and against PSC and its Affiliates when it has been executed by PSC and by Consenting Lenders in number and holding an aggregate amount of claims outstanding under the Existing Credit Agreement sufficient to satisfy the requirements of Section 1126(c) of the Bankruptcy Code and Section 6 of the CCAA in respect of such claims.

     18.  CONFIRMATION

     Notwithstanding this Agreement, PSC, on behalf of itself and its Affiliates, acknowledges and agrees that the Existing Credit Agreement and all of the Security delivered by PSC or any of its Affiliates to any one or more of the Administrative Agent, the Security Agent, the LC Issuers or the Lenders in connection with, or otherwise applicable to, the debts or liabilities of PSC or any of its Affiliates to any one or more of the Administrative Agent, the Lenders, the Other Agents and their Eligible Affiliates under the Existing Credit Agreement, are hereby ratified and confirmed and remain in full force and effect.

     19.  SURVIVAL

     Notwithstanding any assignment or transfer of all or any part of the Consenting Lender's Debt in accordance with Section 4(c), or the termination of each Consenting Lender's obligations hereunder in accordance with Section 6 hereof, the agreements and obligations of PSC and its Affiliates in Sections 6(b), 10, 13, 15, 16 and 18 shall survive such termination (other than the indemnification provided for in Section 10, which shall terminate if this Agreement is terminated by the Majority Lenders under Section 6) and shall continue in full force and effect for the benefit of such Consenting Lender in accordance with the terms hereof.

     20.  PLAN RELEASES

     The Plan shall include releases by PSC and each of its Affiliates which is included in the Cases, in their individual capacities and as debtors in possession (collectively, the "Debtors"), the Consenting Lenders, and to the fullest extent allowed by applicable law, all other creditors and shareholders of the Debtors:



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

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     (a)  in favour of each of the respective present officers, directors, employees, agents and professionals (other than the Debtor's auditors) of each of the Debtors ("Debtor Releasees") in form and substance and on terms satisfactory to PSC and the Consenting Lenders; and

     (b) in favour of each of the Consenting Lenders, the LC Issuers, the Administrative Agent, the Security Agent and the Other Agents, and their respective Affiliates, officers, directors, employees, agents and professionals (the "Lender Releasees") from any and all claims or causes of action existing as of Plan Implementation against any of the Lender Releasees, including without limitation, statutory claims and causes of action under the Bankruptcy Code or under similar laws of any state, of Canada or of any province, and claims and causes of action relating to, arising out of or in connection with the subject matter of, or the transaction or event giving rise to the claims of the releasing party affected by the Plan, the business and affairs of the Debtors, the Plan and the Cases, including any act, occurrence or event in any manner related to the claim of the releasing party, any activities of the members of the informal Lender steering committee, and any activities prior or subsequent to the filing of the Cases leading to the promulgation and confirmation of the Plan.

The Plan shall also require the delivery to the Debtor Releasees and the Lender Releasees of releases to the same effect from each of PSC's Restricted Subsidiaries which is not a Debtor.

     21.  HEADINGS

     The headings of the Sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     22.  SUCCESSORS AND ASSIGNS

     This Agreement shall bind and enure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

     23.  PRIOR NEGOTIATIONS

     This Agreement (including the Term Sheet) amends and restates the letter agreement dated April 5, 1999, which as amended and restated hereby constitutes the entire agreement between the Parties with respect to the subject matter hereof except as otherwise expressly agreed in writing executed by or on behalf of PSC and the Consenting Lenders. All references in any other agreement to the Letter Agreement dated April 5, 1999 shall be deemed to be references to this agreement. There are no promises, undertakings, representations or warranties by any of the Parties not expressly set forth or referred to herein or therein.



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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     24.  COUNTERPARTS

     This Agreement (and any modifications, amendments, supplements or waivers in respect hereof) may be executed in counterparts by manual or facsimile signature of each undersigned Party, and all such counterparts shall be deemed to constitute one and the same instrument.

     25.  NOTICE PROVISIONS

     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by confirmed facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

     IF TO EACH CONSENTING LENDER:

     To the address set forth
     For each Consenting Lender on
     Schedule B annexed hereto

     with copies to:

     Canadian Imperial Bank of Commerce
        as Administrative Agent
     Risk Management Division
     6th Floor, Commerce Court West
     Toronto, Ontario
     M5L 1A2
     Attention:   Vice-President
     Facsimile:   (416) 861-3602


     Blake, Cassels & Graydon                    White & Case LLP
     Box 25, Suite 2300, Commerce Court West     1155 Avenue of the Americas
     Toronto, Ontario                            New York, New York
     M5L 1A9                                     10036-2767 USA
     Attention.:  Susan M. Grundy                Attention:  Howard S. Beltzer
     Facsimile:   (416) 863-2653                 Facsimile:  (212) 354-8113




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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     IF TO PSC:

     Philip Services Corp.
     100 King Street West
     P.O. Box 2440,
     LCD #1
     Hamilton, Ontario
     L8N 4J6

     Attention.:       Colin Soule
     Facsimile:        (905) 521-9160

     with copies to:

     Stikeman Elliott                            Skadden, Arps, Slate, Meagher
     Box 85, Commerce Court West                   & Flom
     Suite 5300                                  333 West Wacker Drive
     Toronto, Ontario                            Chicago, Illinois
     M5L 1B9                                     60606 U.S.A.

     Attention.: Sean Dunphy                     Attention:  David Kurtz
     Facsimile:  (416) 947-0866                  Facsimile:  (312) 407-0411



     26.  FURTHER ASSURANCES

     From and after the date hereof, each of the Parties covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the Parties may reasonably deem necessary from time to time (at the requesting Party's expense) to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.




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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     27.  CONFIRMATION

     Please confirm your agreement with the foregoing by signing and returning the enclosed copy of this Agreement to the undersigned.


                                            Very truly yours,

                                            PHILIP SERVICES CORP.



                                            By:_________________________________


Accepted and Agreed as
of the date first written above

CANADIAN IMPERIAL BANK OF
COMMERCE (in its capacity
as a Lender)                                CIBC INC.



by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


BANKERS TRUST COMPANY                       BT BANK OF CANADA


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)



ABN AMRO BANK CANADA                        ACCORD FINANCIAL CORPORATION


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


AMERICAN REAL ESTATE HOLDINGS L.P.          THE BANK OF EAST ASIA (CANADA)


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


BANCO CENTRAL HISPANOAMERICANO, S.A.        BANQUE NATIONALE DE PARIS
MIAMI AGENCY


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:



                  (Signatures continued on next following page)


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                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)



BANQUE NATIONALE DE PARIS (CANADA)          BEAR, STEARNS & CO. INC.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:

CHASE BANK OF TEXAS, N.A.                   THE CHASE MANHATTAN BANK


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


THE CHASE MANHATTAN BANK OF CANADA          CITIBANK, N.A.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:




                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)

COMERICA BANK                               CREDIT SUISSE FIRST BOSTON


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


CREDIT SUISSE FIRST BOSTON CANADA           DAI-ICHI KANGYO BANK (CANADA)


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


THE DAI-ICHI KANGYO BANK, LTD.              DEUTSCHE BANK AG, NEW YORK AND OR
                                            CAYMAN ISLAND BRANCHES


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)


DEUTSHCE BANK CANADA                        EATON VANCE-SENIOR DEBT PORTFOLIO


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:

FERNWOOD ASSOCIATES L.P.                    FOOTHILL CAPITAL CORPORATION


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


GOLDMAN SACHS CANADA CREDIT                 GOLDMAN SACHS CANADA CREDIT
PARTNERS CO.                                PARTNERS L.P.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)





HIGH RIVER LIMITED PARTNERSHIP              KEYBANK NATIONAL ASSOCIATION


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


MADELEINE CORP.                             MADELEINE LLC


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


MELLON BANK CANADA                          MELLON BANK, N.A.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)







THE MUTUAL LIFE ASSURANCE                   MUTUAL SHARES FUND, a series of
COMPANY OF CANADA                           FRANKLIN MUTUAL SERIES FUND INC.

by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


NATIONSBANK, N.A.                           PARIBAS


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


PNC BANK NATIONAL ASSOCIATION               THE ROYAL BANK OF SCOTLAND


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:



                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)



SAKURA BANK (CANADA)                        THE SAKURA BANK, LIMITED


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


SOCIETE GENERALE                            SOCIETE GENERALE (CANADA)


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


SUMMIT BANK                                 THE TORONTO-DOMINION BANK


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:



                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)




THE TORONTO-DOMINION (NEW YORK), INC.       TRI-LINKS INVESTMENT TRUST


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


WACHOVIA BANK, N.A.


by:_________________________________
    name:
    title:


by:_________________________________
    name:
    title:

                                   SCHEDULE A


                              PHILIP SERVICES CORP.

                               RESTRUCTURING TERMS


This term sheet sets forth the principal terms and conditions for the restructuring of Philip Services Corp. ("PSC") and its Affiliates under a prearranged plan of reorganization (the "Plan") under Chapter 11 of the United States Bankruptcy Code ("Bankruptcy Code") and under the Companies Creditors Arrangement Act (Canada) ("CCAA").

This term sheet pertains only to the terms of a restructuring in the context of the prearranged reorganization plan described in this term sheet and is not an agreement or commitment to a restructuring on any other terms or in any other context.

Capitalized terms used in this term sheet and not otherwise defined have the meanings set forth in the Credit Agreement dated as of August 11, 1997 among PSC and Philip Services (Delaware) Inc., as borrowers, Canadian Imperial Bank of Commerce ("CIBC") as Administrative Agent, Bankers Trust Company ("BTCo") as Syndication Agent, CIBC and BTCo as Co-Arrangers, and the various lenders from time to time parties thereto, including all amendments and modifications thereto (the "Existing Credit Agreement"). All amounts shown are in US Dollars.


1.   EXISTING SENIOR SECURED LENDERS:

     The obligations of the Borrowers to the Lenders under the Existing Credit Agreement (the "Existing Syndicate Debt") will be restructured as of Plan Implementation as follows:

(a)  SENIOR SECURED DEBT:           Subject to (vi)(C), $350 million of the
                                    Existing Syndicate Debt will be restructured as senior secured debt (the "Senior Secured
                                    Debt"), in two tranches. One tranche will be $250 million of senior secured term debt
                                    (the "Senior Secured Term Debt") and the other tranche will be $100 million of secured convertible payment in kind debt
                                    ("Secured PIK Debt"). PSC shall have the right to prepay the Senior Secured Term Debt at any time provided that at the time of such prepayment PSC also pays all accrued and unpaid interest, fees and other amounts payable with respect to the amount prepaid, and any call premium payable under (iv) (C) below.

(i)  BORROWERS:                     PSC as to the Secured PIK Debt and Philip
                                    Services (Delaware) Inc. (the "US Borrower") as to the Senior Secured Term Debt.

(ii) SENIOR SECURED
     TERM DEBT:                     The terms of the Senior Secured Term Debt
                                    will be set forth in a restatement of the Existing Credit Agreement (the "Senior Term
                                    Credit Agreement") in form and substance satisfactory to the Lenders and PSC.

     (A)  AMOUNT:                   $250 million.

     (B)  INTEREST:                 9% per annum.

                                    Interest on the Senior Secured Term Debt will be payable in cash, quarterly in arrears on the last business day of each calendar quarter; provided, however, that during the first 12 months subsequent to the effective date of the Plan (such effective date being "Plan Implementation"), the US Borrower shall pay interest on the Senior Secured Term Debt to the extent of the lesser of 9% per annum and $20,000,000, and accrue the balance thereof (subject to the mandatory prepayment obligations described below). Interest will also be payable at the time of repayment of any Senior Secured Term Debt and at maturity of such Senior Secured Term Debt. All interest calculations shall be based on a 360-day year and actual days elapsed.

                                    The Senior Term Credit Agreement shall
                                    include protective provisions for such
                                    matters as default interest, capital
                                    adequacy, increased costs, funding losses, illegality and withholding taxes.

     (C)  MATURITY:                 5 years from Plan Implementation.

     (D)  COVENANTS:                As in the Existing Credit Agreement on the
                                    date hereof, with revisions as approved by the Lenders and PSC. Financial covenants will be as set out in Exhibit 1 hereto.

(iii) SECURED PIK DEBT:             The Secured PIK Debt will be issued to the
                                    Lenders pro rata in exchange for an equal amount of the Existing Syndicate Debt.

     (A)  AMOUNT:                   $100 million.

     (B)  INTEREST:                 10% per annum. Subject to (iv)(A) below,
                                    interest will accrue and be compounded
                                    quarterly in arrears. All interest
                                    calculations shall be based on a 360-day year and actual days elapsed.

     (C)  CONVERTIBILITY:           The Secured PIK Debt exchanged for the
                                    Existing Syndicate Debt will be convertible until maturity at the option of the holders into 25% of the common shares of the restructured PSC, in the aggregate, on a fully diluted basis as of Plan
                                    Implementation. The Secured PIK Debt will contain the usual anti-dilution provisions applicable in a public offering of convertible debt, including giving effect to the issuance of any common shares under the shareholder rights plan referred to below.
                                    Any Secured PIK Debt issued in respect of interest on Secured PIK Debt will not be convertible.

     (D)  MATURITY:                 5 years from Plan Implementation.

     (E)  REDEMPTION:               The Secured PIK Debt will be redeemable by
                                    PSC in the following circumstances:

                                    (i)  If (a) an offer is made to the
                                         common shareholders of PSC to
                                         acquire all of the common shares
                                         of PSC, or, in the case of an
                                         offer by an existing beneficial
                                         owner or owners of PSC common
                                         shares, to acquire all of the
                                         common shares of PSC not already
                                         owned by such owner(s) together
                                         with persons acting in concert
                                         (the shares already owned being
                                         the "Offeror's Existing
                                         Holdings"), (b) under the offer
                                         the Offeror acquires (1) common
                                         shares which together with the
                                         Offeror's Existing Holdings amount
                                         to 67% or more of the common
                                         shares of PSC, or (2) a majority
                                         of the common shares of PSC other
                                         than the Offeror's Existing
                                         Holdings, whichever is greater,
                                         and (c) the person or persons
                                         making the offer (the "Offeror")
                                         notifies PSC that it requires PSC
                                         to exercise such redemption right,
                                         then, subject to the following
                                         sentence, PSC will have the right
                                         to redeem the Secured PIK Debt for
                                         a price (the "Redemption Price")
                                         equal to 115% of the face amount
                                         of such

                                         Secured PIK Debt plus all accrued
                                         interest on the Secured PIK Debt.

                                         If the Offeror has notified PSC that
                                         it requires PSC to exercise the
                                         redemption right and the amount the
                                         holders of the Secured PIK Debt
                                         would have received by converting
                                         the convertible Secured PIK Debt to
                                         common shares of PSC and tendering
                                         them to the Offeror under its offer
                                         (the "Tender Price") would be
                                         greater than the Redemption Price of
                                         such Debt, any Secured PIK Debt
                                         which has not been converted by the
                                         close of business on the day prior
                                         to the redemption date set out in
                                         the redemption notice issued by PSC
                                         will be deemed to have been
                                         converted and tendered to the
                                         Offeror's offer, and the holders of
                                         the convertible Secured PIK Debt
                                         will be entitled to receive the
                                         Tender Price.

                                    (ii) The Secured PIK Debt may not be
                                         redeemed prior to the end of the
                                         first full year after Plan
                                         Implementation except as provided in
                                         (i) above. Commencing in the second
                                         year after Plan Implementation, PSC
                                         may redeem the Secured PIK Debt upon
                                         payment of the following percentage
                                         of the face amount of the Secured
                                         PIK Debt during the periods
                                         following Plan Implementation
                                         indicated below, plus all accrued
                                         interest on the Secured PIK Debt:

                                         Year 1           Not redeemable
                                         Year 2           125%
                                         Year 3           125%
                                         Year 4           116 2/3%
                                         Year 5           108 1/3%
                                         Maturity         100%


     (F)  COVENANTS:                To be the same as for the Senior Secured
                                    Term Debt.

(iv) MANDATORY PREPAYMENTS:

     (A) 75% of Cash Flow Available for Debt Service will be swept on an annual basis for the first two years and will be swept each quarter thereafter based on cumulative quarterly Cash Flow Available for Debt Service in each subsequent annual period. The first annual period for the cash sweep will be the period from Plan Implementation until the end of the fourth full Financial Quarter after Plan
                                    Implementation, the second annual
                                    period for the cash sweep will be
                                    the next four Financial Quarters,
                                    and so on.

                                    The cash sweep will be applied in
                                    the following manner: (i) first, to
                                    pay any interest accrued during the
                                    first 12 months subsequent to Plan
                                    Implementation with respect to the
                                    Senior Secured Term Debt, together
                                    with accrued interest on any such
                                    deferred interest at the rate of 9%
                                    per annum; (ii) second, to pay
                                    accrued but unpaid interest with
                                    respect to the Secured PIK Debt; and
                                    (iii) third, to repay the Senior
                                    Secured Term Debt.

                                    "Cash Flow Available for Debt
                                    Service" will be defined as PSC's
                                    consolidated EBITDA for the
                                    applicable period (excluding asset
                                    sale proceeds) less permitted
                                    capital expenditures and mandatory
                                    cash payments of principal and
                                    interest on other permitted fixed
                                    obligations as such amounts become
                                    due and owing pursuant to applicable
                                    agreements, cash taxes and interest
                                    on the Senior Secured Term Debt and
                                    on the exit/working capital
                                    financing. "Permitted capital
                                    expenditures" will be defined to
                                    mean capital expenditures paid in
                                    cash during the period plus amounts
                                    deposited to a reserve account to
                                    pay known future capital
                                    expenditures, in each case to the
                                    extent of the capital expenditures
                                    forecast for such period in the most
                                    recent budget approved by the
                                    Required Lenders.

     (B) Subject to (vi)(C) below, the Senior Secured Term Debt will be repaid from 75% of Net Asset Sale Proceeds (as defined below), subject to the following: (i) this repayment formula will apply to the extent such Net Asset Sale Proceeds on a cumulative basis, plus the
                                    $68,500,000 proceeds of the sale of
                                    PSC's Aluminum division less
                                    required post-closing adjustments to
                                    a maximum of $4,000,000, exceed
                                    $93,000,000; and (ii) if PSC sells
                                    its US Ferrous division the Net
                                    Asset Sale Proceeds of such sale
                                    will not be part of the $93,000,000
                                    referred to in (i), and the Senior
                                    Secured Term Debt will be repaid to
                                    the extent of 66-2/3% of the first
                                    $200,000,000 of Net Asset Sale
                                    Proceeds of such division and then
                                    to the extent of 75% of the balance
                                    of the proceeds, if any.

                                    "Net Asset Sale Proceeds" will be
                                    defined to mean the cash proceeds of
                                    asset sales of PSC and its
                                    Affiliates approved by the Lenders
                                    after the date hereof, net only of
                                    reasonable costs and expenses and of
                                    payment of indebtedness secured by
                                    such assets senior to the security
                                    for the Existing Syndicate Debt or
                                    the Senior Secured Term Debt, as the
                                    case may be, on such assets.

     (C) At the time of any optional prepayment of any Senior Secured Term Debt, PSC shall also pay the Call Premium, if any, on the amount prepaid. The "Call Premium" on any such repayment under the Senior Secured Term Debt shall be with respect to any repayment made during the periods following Plan
                                    Implementation indicated below, the
                                    corresponding percentage of the
                                    amount repaid:

                                    0-12 months       5%
                                    13-24 months      4%
                                    25-36 months      3%
                                    37-48 months      2%
                                    49-60 months      1%

(v)  SECURITY:                      The Senior Secured Term Debt and the
                                    Secured PIK Debt will be secured by
                                    guarantees and charges over
                                    substantially all of the assets of
                                    PSC and its Affiliates, ranking in
                                    priority to all claims other than
                                    the exit/working capital financing,
                                    and existing senior liens as may be
                                    applicable to particular assets
                                    (including without limitation the
                                    liens for any Permitted LC Facility
                                    and for the Bank Account Service
                                    Liabilities). The guarantees and
                                    security for the Existing Syndicate
                                    Debt will be retained, with
                                    any appropriate modifications so
                                    that they secure the Senior Secured
                                    Term Debt and the Secured PIK Debt.
                                    The Senior Secured Term Debt and the
                                    Secured PIK Debt shall rank pari
                                    passu under such security.

     (vi) OTHER TERMS:

          (A) Events of default, remedies and other terms acceptable to the holders of Senior Secured Debt and PSC.

          (B) The $26,600,000 of cash collateral held as part of the Permitted LC Facility Cash Collateral Security and as security for the benefit of the Bank Account Service Providers (the "Cash Collateral") will be released to PSC as such Cash
                                    Collateral is released by the issuer
                                    of letters of credit under the
                                    Permitted LC Facility and the Bank
                                    Account Service Providers following
                                    Plan Implementation.

          (C) The treatment in the Plan of undrawn letters of credit issued under the Existing Credit Agreement (which for greater certainty does not include letters of credit issued under the Permitted LC Facilities) will be as set out in Exhibit 2 hereto.

(b)  EQUITY:                        The balance of the Existing
                                    Syndicate Debt will be exchanged for
                                    a number of common shares to be
                                    issued to the Lenders pro rata by
                                    PSC representing (1) if the Voting
                                    Requirement (as defined herein) is
                                    met, 90% or (2) if the Voting
                                    Requirement is not met, 100%, of the
                                    common shares of the restructured
                                    PSC, subject to dilution, inter
                                    alia, upon the conversion of the
                                    Secured PIK Debt.

                                    All common shares issued will be
                                    freely tradeable (subject to the
                                    status of any Lender being an
                                    "underwriter" or an "affiliate"
                                    pursuant to Section 1145 of the
                                    Bankruptcy Code). PSC will use its
                                    best efforts to retain the listing
                                    of its common shares on the Toronto,
                                    Montreal and New York stock
                                    exchanges.

                                    There will be a shareholder rights
                                    plan for the restructured PSC which
                                    will give the shareholders (other
                                    than the Acquiror, as defined below)
                                    rights

                                    ("Rights") attached to the common
                                    shares, but redeemable at the option
                                    of PSC's board of directors, to
                                    subscribe at 50% of the then current
                                    trading price for one additional
                                    common share of PSC for each common
                                    share held, but only where a person
                                    (together with those acting in
                                    concert with such person)
                                    (collectively, the "Acquiror")
                                    acquires issued common shares which
                                    would bring the Acquiror's
                                    beneficial ownership to 20% or more
                                    of the common shares of PSC (a)
                                    through purchases from non-residents
                                    of Canada or from persons whose PSC
                                    shares are registered on PSC's books
                                    with a non-Canadian address, or (b)
                                    through purchases under the
                                    exemptions from the takeover bid
                                    requirements of the Securities Act
                                    (Ontario) applicable to purchases
                                    (i) from 5 or fewer persons, or (ii)
                                    in transactions in any twelve months
                                    which aggregate less than 5% of the
                                    issuer's outstanding shares. These
                                    Rights will not be triggered if the
                                    acquisition is made through a
                                    takeover bid made to all common
                                    shareholders which must remain open
                                    for at least 45 days and which
                                    complies with Canadian takeover bid
                                    regulations and policies. Holdings
                                    of common shares as of Plan
                                    Implementation will be
                                    grandfathered. For greater
                                    certainty, the Rights will not be
                                    triggered by acquisitions of
                                    authorized but unissued shares or
                                    treasury shares. Apart from the
                                    Rights, there will be no other
                                    provisions of any charter, by-laws
                                    or other agreement by which PSC is
                                    bound (other than existing
                                    agreements) which would provide for
                                    or could permit shareholder rights
                                    or rights to the other party to such
                                    agreement as a result of the
                                    ownership or proposed ownership of
                                    PSC common shares by any person or
                                    group of persons or the change of
                                    ownership or proposed change of
                                    ownership of PSC common shares or
                                    control of PSC.

                                    The Articles of the restructured PSC
                                    will not limit the number of common
                                    shares of PSC that may be issued
                                    from time to time and will provide
                                    that PSC could adopt no rights plan
                                    or other poison pill device other
                                    than as provided herein.

                                    The distributions of debt and equity
                                    to the Lenders may be allocated
                                    between the US and Canadian Plans as
                                    agreed between PSC and the Lenders.


2.   EXISTING UNSECURED CLAIMANTS AND SENIOR SECURED CREDITORS:

     Senior secured creditors shall be paid in full or have their claims and liens preserved or reinstated. Furthermore, trade creditors who agree to conduct ongoing business relationships with PSC in accordance with existing trade terms shall have their claims paid in full in the ordinary course of business. Subject to the Voting Requirements, certain other unsecured creditors identified by PSC (as may be agreed by the Lenders in their sole discretion) ("Impaired Unsecured Claims") shall have their claims exchanged for a pro rata share of (a) up to $60 million in unsecured payment in kind notes (the "Unsecured PIK Notes") and (b) up to 5% of the common shares of the restructured PSC, subject to dilution, inter alia, upon the conversion of the Secured PIK Debt. The Lenders will waive their right to receive distributions in respect of their unsecured deficiency claims under the US Plan if the Voting Requirement is satisfied in the US without regard to the votes of the Lenders, and under the Canadian Plan if the Voting Requirement is satisfied in Canada, without regard to the votes of the Lenders. The "Voting Requirement" shall mean the acceptance of the US Plan or the Canadian Plan, as the case may be, by the requisite holders of Impaired Unsecured Claims in an amount and number sufficient to cause such class to accept the Plan under the Bankruptcy Code, or the CCAA, as applicable.

     UNSECURED PIK NOTES:

         ISSUER:                    PSC

         INTEREST:                  6% per annum. Interest on the Unsecured PIK
                                    Notes will accrue and compound. Provided the Senior Secured Debt is not in default, cash interest will be payable on the Unsecured
                                    PIK Notes and on accrued unpaid interest following repayment in full of the Secured
                                    PIK Debt.

         MATURITY:                  10 years from Plan Implementation.

         AMORTIZATION:              Commencing 5 years from Plan Implementation
                                    provided the Senior Secured Debt is not in default, in equal instalments at the end of years 6 to 10 after Plan Implementation.

         SECURITY:                  None.

3.   SECURITIES CLAIMS AND EXISTING EQUITY HOLDERS OF PSC:

     The claims of the putative class action plaintiffs in the action previously pending against PSC in the United States District Court for the Southern District of New York and pending against PSC in the Ontario Court, General Division (the "Securities Action") and all other claims against PSC and any of its Affiliates arising out of securities fraud, recission and similar claims will be discharged under the Plan and will share, together with the existing shareholders of PSC, in 5% of the common shares of restructured PSC, subject to paragraph 2 and subject to dilution. In addition, subject to Bankruptcy Court approval, the settlement of the Securities Action may include the payment on Plan Implementation of attorneys fees for counsel to such plaintiffs in an amount not to exceed $575,000.


4.   ALTERNATE PROPOSAL FOR IMPAIRED UNSECURED CLAIMS

     In the alternative to the arrangements described in paragraphs 2 and 3 above, if prior to commencing the Cases PSC enters into an agreement with representatives of the holders of the Allwaste 7 1/4% Convertible Subordinated Debentures (the "Old Debentureholders") acceptable to the Required Lenders on substantially the terms of this Term Sheet including this paragraph 4, then, subject to the Voting Requirement, the treatment of holders of Impaired Unsecured Claims will be as follows:

     (a) subject to (b), distributions to holders of Impaired Unsecured Claims in the US Plan and the Canadian Plan will be made on a pro rata basis based on allowed Claims amounts from a pool of (i) $60 million of Unsecured PIK Notes and (ii) 5% of the common shares of the restructured PSC, subject to dilution;

     (b) the holders of Impaired Unsecured Claims in the US Plan will have their claims exchanged for a pro rata share of the equity referred to in (a)(ii) above and either a pro rata share of

          (i)  the $60 million of Unsecured PIK Notes; or

          (ii) $18 million of unsecured convertible debt described below (the "Convertible Debt")

          provided that

         (iii) the $60 million pool of Unsecured PIK Debt shall be reduced by $1.00 for every $1.50 of Convertible Debt issued; and

          (iv) if holders of more than $27.5 million of such Impaired Unsecured Claims elect to receive Convertible Debt, the Convertible Debt shall be issued to the holders who make such election pro rata and the balance of their claims shall be exchanged for Unsecured PIK Notes;

     (c) The distributions to Impaired Unsecured Claims in the Canadian Plan will not be affected by this election, and such claims will continue to be exchanged for a pro rata share of the equity and Unsecured PIK Notes referred to above.

          CONVERTIBLE DEBT:

          (A)   AMOUNT:             $18 million

          (B)   INTEREST:           no interest for the first 3 years after Plan
                                    Implementation. Cash interest payable
                                    commencing in Year 4 at 3% per annum.

          (C)   CONVERTIBILITY:     The Convertible Debt will be convertible or
                                    exchangeable until maturity at the option of the holders into common shares of the restructured PSC at a price of $30 of Convertible Debt per share based on the assumption that the outstanding equity of restructured PSC immediately following consolidation will be 24,000,000 common shares.

          (D)   MATURITY:           20 years from Plan Implementation.

     In   such case:

     (c) the balance of the Existing Syndicate Debt referred to in paragraph 1(b) above will be exchanged for a number of common shares issued to the Lenders pro rata by PSC representing (i) if the Voting Requirement is met, 91% or (ii) if the Voting Requirement is not met, 100%, of the common shares of the restructured PSC, subject to dilution; and

     (d) the holders of claims or interests referred to in paragraph 3 will share in 4% of the equity of the restructured PSC, subject to paragraph 4(b)(ii) and subject to dilution.


5.   EXIT/WORKING CAPITAL FINANCING:

          BORROWER:                 PSC and Philip Services (Delaware) Inc.
                                    (others to be determined).

          AMOUNT:                   $100 million.

                                    If the resolution of the letter of credit issue described in item (vi)(D) under "Senior Secured

                                    Debt" above results in undrawn letters of credit being transferred to the exit facility, the exit lenders will give consideration, in their sole discretion, to increasing the facility to as much as $125 million to provide for such letters of credit.

          PURPOSE: To fund repayment of debtor-in-possession financing provided to the Borrowers in the Cases (as defined below), short-term working capital needs and letters of credit within a sub-limit of the credit.

          SECURITY:                 Secured by guarantees and charges over the
                                    accounts receivable and inventory and, if required, substantially all of the other assets, of PSC and its subsidiaries, senior to all other security including the security for the Senior Secured Debt, other than existing senior liens applicable to particular assets as provided in 1(a)(v) above.

          INTEREST RATE:            To be discussed (intended to be a market
                                    rate at the relevant time).

          FEES:                     To be discussed.

          MATURITY:                 Two years from Plan Implementation. The exit
                                    facility may be refinanced in whole but not in part by a replacement facility with the same priority as, and in an amount equal to, the exit facility, and having terms substantially the same as the exit facility to the extent commercially available.

          OTHER TERMS:              To be negotiated.


6.   PLAN TIMETABLE:

     PSC and its Affiliates will use their best efforts to achieve the following Plan Timetable:

                                    PSC and its Affiliates in the United States and Canada will commence, in a venue mutually agreeable to PSC and the Required Lenders, voluntary insolvency proceedings in the United States and Canada (the "Cases"), including the filing of the Plan not later than June 30, 1999.

                                    The Disclosure Statement shall be approved by the US and Canadian courts presiding over the Cases

                                    (the "Bankruptcy Courts") not later than August 31, 1999.

                                    The Bankruptcy Courts shall confirm the Plan not later than October 31, 1999.

                                    Plan Implementation shall occur not later than November 30, 1999 (the "Plan Implementation Date").


7.   OTHER PLAN TERMS:       (a)    The Plan will include an employee and
                                    management incentive plan acceptable to PSC and the Lenders which may include the granting of options, such incentive plan to be consistent with customary practices involving restructured companies.

                             (b) Notwithstanding anything in this term sheet to the contrary, PSC and its Affiliates may at all times (both before and after the execution of the Lock-Up Agreement and the filing of the Plan) respond to unsolicited offers (but for greater certainty may not, directly or indirectly, seek, solicit, encourage or initiate any discussions respecting any offers) relative to potential transactions which (i) restructure substantially all of the equity and debt of PSC and its Affiliates, and (ii) are demonstrably more favourable to the Lenders and the other stakeholders in PSC than the transactions set forth in this term sheet or in the Plan.

                             (c) The board of directors of the reorganized PSC will consist of 9 directors, who will be nominated by the Lenders. The Lenders agree that their nominees will include two members of the existing PSC board and will include two members nominated by High River Limited Partnership ("High River") provided that High River and Lenders acting in concert with it beneficially own at least 25% of the Existing Syndicate Debt. If one or both of the nominees from the existing board is a nominee on that board of High River or persons acting in concert with it, that person will be counted as a High River nominee on the slate for the new board.

                             (d) It shall be a condition to confirmation of the Plan that (i) the Lock-Up Agreement shall not have been terminated, and (ii) each of the conditions set out in Section 7 of the Lock-Up Agreement shall have been satisfied.


8.   PUBLIC ANNOUNCEMENTS:          The parties hereto agree that all public
                                    announcements of the entry into or the terms and conditions of this term sheet shall be mutually acceptable to the Administrative
                                    Agent and PSC.


DATED this 21st day of June, 1999.

                                    EXHIBIT 1
                              (Financial Covenants)


1. the ratio of (x) current assets to (y) current liabilities, at all times from and after the first day of the first Financial Quarter commencing after Plan Implementation, must be equal to or greater than 1.5 to 1.0.*

2. aggregate EBITDA for the third and fourth Financial Quarters commencing after Plan Implementation must not be less than 80% of budgeted EBITDA as approved by the Lenders.

3. the ratio of (x) Non PIK Debt to (y) EBITDA, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be equal to or less than 3.75 to 1.0.

4. the ratio of (x) Total Debt to (y) EBITDA, at December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], and from that date until March 31, 2001, must be equal to or less than 5.5 to 1.0, and at all times thereafter must be equal to or less than 5.0 to 1.0.

5. the ratio of (x) EBITDA to (y) Cash Interest Expense, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be greater than 3.5 to 1.0.

6. the ratio of (x) EBITDA to (y) Total Interest Expense, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be greater than 2.25 to 1.0.

     For the purpose of these financial covenants:

(a) EBITDA, Total Interest Expense and Cash Interest Expense are intended to be calculated on a rolling 4 quarter basis. The calculations of these items will exclude the periods prior to the commencement of the third full Financial Quarter following Plan Implementation with EBITDA under covenants 3 and 4 being annualized until there are four full Financial Quarters of EBITDA for such calculations.

(b) EBITDA will exclude any net extraordinary, unusual or non recurring gains or net non cash extraordinary, unusual or non recurring losses, and will be adjusted as provided in the definition of EBITDA in the Existing Credit Agreement on any Sale approved by the Lenders.

(c)  Total Interest Expense will be the existing definition of "Interest
     Expense".

(d) Cash Interest Expense will be Total Interest Expense excluding any accrued non-cash interest on the Senior Secured Term Debt and any interest on the Secured PIK Notes or on the Unsecured PIK Notes.

(e) Total Debt will be the existing definition of Debt (which, for greater certainty, includes contingent liabilities under letters of credit but excludes contingent liabilities incurred in support of bonds or similar arrangements delivered in support of goods or services provided by PSC in the ordinary course of its business until such bonds or similar arrangements are called upon or are required to be accrued as a charge against income on PSC's financial statements).

(f) Non PIK Debt will be Total Debt other than Debt owing under the Secured PIK Notes and the Unsecured PIK Notes.

[FN]
* If PSC (with the Lenders' approval) makes a significant asset disposition in any Financial Year after Plan Implementation which could affect its compliance with the working capital ratio requirements in covenant 1 above, the Lenders in their sole discretion will consider such covenant.

                                    EXHIBIT 2


        TREATMENT OF LCS OUTSTANDING UNDER THE EXISTING CREDIT AGREEMENT

1. For the purposes of the Plan, the aggregate claim of the LC Issuers and the LC Lenders against PSC and the US Borrower with respect to LCs issued under the Existing Credit Agreement ("Existing LCs") will be deemed to be the greater of :

     (a)  $20 million; and

     (b) the amount actually drawn under the Existing LCs on or before Plan Implementation.

This amount will be the "Agreed LC Claim". (LCs issued under a Permitted LC Facility are outside the Existing Credit Agreement and the claims of the issuer(s) of such letters of credit will not be compromised.)

2. For greater certainty, references in this Exhibit to the claims of the LC Lenders with respect to the Existing LCs are to the reimbursement claims the LC Lenders would have against PSC or the US Borrower, as applicable, under section 2.06(3) of the Existing Credit Agreement for drawings under an Existing LC, following the purchase of such claims by the LC Lenders from the LC Issuers under section 2.06(4) of the Existing Credit Agreement. Each LC Lender's share of the Agreed LC Claim and of any Unfunded LC Claim (as defined below) will be its pro rata share of such Claim based on its respective Cdn. LC Commitment and US LC Commitment as a proportion of the aggregate Cdn. LC Commitment and US LC Commitment.

3. To the extent that the Agreed LC Claim is greater than the amount actually drawn under the Existing LCs on or before Plan Implementation (such difference being the "Unfunded LC Claim"), this amount will be funded by the LC Lenders. Each LC Lender will fund its share of the Unfunded LC Claim either:

     (a)  in cash; or

     (b) to the extent an LC Lender does not fund its share of the Unfunded LC Claim in cash, by contributing distributions it receives in the Plan equivalent to its share of the Unfunded LC Claim. This contribution will be calculated by a formula reflecting these principles which will be set out in the definitive documentation.

The contribution by the LC Lenders (whether in cash or as provided in (b) above) will be included in calculating their share of the Existing Syndicate Debt and in calculating the total amount of Existing Syndicate Debt, and will be distributed to all of the Lenders on Plan Implementation pro rata as a distribution on the Existing Syndicate Debt.

4. The arrangements described in this Exhibit will be the only effect of the Plan on the respective rights and obligations of the LC Lenders, the LC Issuers, PSC and the US Borrower in connection with the Existing LCs. The obligations supported by the Existing LCs will not be impaired or compromised in the Plan without the consent of the LC Lenders and the LC Issuers. To the extent the Existing LCs are undrawn on Plan Implementation, they will be transferred to the exit facility and will be deemed to be outstanding under that facility on Plan Implementation. The obligations of the PSC and the US Borrower to reimburse the LC Issuers and the LC Lenders under section 2.06(3) of the Credit Agreement with respect to drawings made under Existing LCs following Plan Implementation will be unimpaired and will be included in the exit facility. On Plan Implementation, any cash collateral held under section 5.06 of the Credit Agreement for the benefit of the LC Lenders in respect of the Existing LCs will be paid to the LC Lenders.

5. These arrangements will not in any way limit or discharge any of the present or future liabilities of the LC Lenders to the LC Issuers. The Plan and the exit facility will include acknowledgements to this effect.

                                   SCHEDULE B


All amounts stated in United States dollars. For the purposes of this schedule, outstanding letters of credit and operating lines denominated in other currencies have been converted to U.S. Dollars at the prevailing rate of exchange.

The Debt of each LC Lender includes its non-LC Debt together with its rateable share of the face value of outstanding letters of credit, less its rateable share of all cash collateral held for application against outstanding letters of credit.


         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
ABN Amro Bank Canada                          15th Floor                                       $17,210,651
                                              Aetna Tower
                                              P.O. Box 114
                                              Toronto-Dominion Centre
                                              Toronto, Ontario
                                              M5K 1G8
                                              Attention:  Larry Maloney
                                              Facsimile:  (416) 367-7935
                                              - and -
                                              10 East, 53rd Street
                                              New York, New York  10022
                                              Attention:  Steven Wimpeny
                                              Facsimile:  (212) 891-0651

Accord Financial Corporation                  335 Madison Avenue                                $4,586,796
                                              26th Floor
                                              New York, New York 10017
                                              Attention:  Ruth Steinberg
                                              Facsimile:  (212) 850-7598

American Real Estate Holdings L.P.            c/o Icahn Associates Corp.                       $76,638,787
                                              767 Fifth Avenue
                                              New York, New York 10153
                                              Attention:  Martin Hirsch
                                              Facsimile:  (212) 750-5841
                                              - and -
                                              100 South Bedford Road
                                              Mt. Kisco, New York  10549
                                              Attention:  Henry J. Gerard
                                              Facsimile:  (914) 242-9282

Banco Central HispanoAmericano, S.A.          701 Brickell Ave.                                 $6,334,755
Miami Agency                                  Suite 2410
                                              Miami, Florida 33131-2914
                                              Attention:  Pierre Dulin
                                              Facsimile:  (305) 358-6851

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
The Bank of East Asia (Canada)                Suite 102-103, East Asia Centre                  $5,736,884
                                              350 Highway 7 East
                                              Richmond Hill, Ontario
                                              L4B 2N2
                                              Attention:  Daniel Chow
                                              Facsimile:  (905) 882-5220

Bankers Trust Company                         130 Liberty Street                               $7,526,760
                                              28th Floor
                                              New York, New York 10006
                                              Attention:  Allan Stewart/Jeff Ogden
                                                          & Keith Braun
                                              Facsimile:  (212) 669-1575
                                              - and -
                                              130 Liberty Street, Mail Stop 2283
                                              New York, New York 10008
                                              Attention:  Chantal J. Lapice
                                              Facsimile:  (212) 669-1577

Banque Nationale de Paris                     121 King Street                                          $0
                                              Suite 2130
                                              Toronto, Ontario
                                              M5H 3T9
                                              Attention:  Don Lee
                                              Facsimile:  (416) 947-3541
                                              - and -
                                              1981 McGill College Avenue
                                              Montreal, Quebec
                                              H3A 2W8
                                              Attention:  Jacquelin Ouellette
                                              Facsimile:  (514) 285-2906

Banque Nationale de Paris (Canada)            121 King Street                                 $10,381,883
                                              Suite 2130
                                              Toronto, Ontario
                                              M5H 3T9
                                              Attention:  Don Lee
                                              Facsimile:  (416) 947-3541
                                              - and -
                                              1981 McGill College Avenue
                                              Montreal, Quebec
                                              H3A 2W8
                                              Attention:  Jacquelin Ouellette
                                              Facsimile:  (514) 285-2906

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Bear, Stearns & Co. Inc.                      245 Park Avenue                                 $85,015,472
                                              New York, New York 10167
                                              Attention:  Al Mintz
                                              Facsimile:  (212) 272-8102
                                              - and -
                                              245 Park Avenue
                                              New York, New York 10167
                                              Attention:  Laura Torrado
                                              Facsimile:  (212) 272-8079

BT Bank of Canada                             Royal Bank Plaza, North Tower                   $31,879,886
                                              Suite 1700
                                              200 Bay Street
                                              Toronto, Ontario
                                              M5J 2J2
                                              Attention:  Philip Hampson
                                              Facsimile:  (416) 865-0148

Canadian Imperial Bank of Commerce            Commerce Court West                             $45,877,648
                                              6th Floor
                                              Toronto, Ontario
                                              M5L 1A2
                                              Attention:  Adam Becker/
                                                          Brian McDonough
                                              Facsimile:  (416) 861-3602

Chase Bank of Texas, N.A.                     712 Main Street                                 $19,657,160
                                              5 TCBE 78
                                              Houston, Texas 77002
                                              Attention:  Ed Stringer
                                              Facsimile:  (713) 216-5642

The Chase Manhattan Bank                      c/o Chase Securities Inc.                        $4,291,285
                                              270 Park Avenue
                                              4th Floor
                                              New York, New York 10017
                                              Attention:  Howard Golden
                                              Facsimile:  (212) 270-7968
                                              - and -
                                              Special Loan Department
                                              380 Madison Avenue, 9th Floor
                                              New York, New York  10017
                                              Attention:  John McDonagh/
                                                          Tom Maher
                                              Facsimile:  (212) 622-3783

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
The Chase Manhattan Bank of Canada            1 First Canadian Place                          $12,907,988
                                              100 King Street West
                                              Suite 6900
                                              P.O. Box 106
                                              Toronto, Ontario
                                              M5X 1A4
                                              Attention:  Christine Chan
                                              Facsimile:  (416) 216-4161

CIBC Inc.                                     Cross Border                                    $10,035,681
                                              425 Lexington Avenue
                                              7th Floor
                                              New York, New York 10017
                                              Attention:  Bruce Layman
                                              Facsimile:  (212) 856-4135

Citibank, N.A.                                599 Lexington Avenue                             $8,593,341
                                              21st Floor
                                              New York, New York 10043
                                              Attention:  Harry Vlandis
                                              Facsimile:  (212) 793-9470

Comerica Bank                                 International Finance Department                $34,700,407
                                              One Detroit Center
                                              500 Woodward Avenue, 23rd Floor
                                              P.O. Box 7500
                                              Detroit, Michigan 48275-3328
                                              Attention:  Darlene Persons
                                              Facsimile:  (313) 222-3377
                                              - and -
                                              Attention:  Steve Lyons
                                              Facsimile:  (313) 222-5706

Credit Suisse First Boston                    Eleven Madison Avenue                                    $0
                                              New York, New York 10010-3629
                                              Attention:  Jan Kofol
                                              Facsimile:  (212) 325-0304

Credit Suisse First Boston Canada             Credit Suisse Centre                            $13,842,511
                                              525 University Avenue
                                              Suite 1300
                                              Toronto, Ontario
                                              M5G 2K8
                                              Attention:  Peter Chauvin
                                              Facsimile:  (416) 352-4576

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Dai-Ichi Kangyo Bank (Canada)                 Commerce Court West                              $5,736,884
                                              Suite 5025
                                              P.O. Box 295
                                              Toronto, Ontario
                                              M5L 1H9
                                              Attention:  Wayne Shiplo
                                              Facsimile:  (416) 365-7314

The Dai-Ichi Kangyo Bank, Ltd.                One World Trade Centre                          $15,836,889
                                              48th Floor
                                              New York, New York 10048
                                              Attention:  Bob Gallagher
                                              Facsimile:  (212) 524-0579

Deutsche Bank AG, New York and or             31 West 52nd Street                                      $0
Cayman Island Branches                        New York, New York 10019-6150
                                              Attention:  Silvia Spear
                                              Facsimile:  (212) 469-8213

Deutsche Bank Canada                          222 Bay Street                                  $24,224,394
                                              Fax:  (416) 682-8444
                                              Suite 1200
                                              P.O. Box 196
                                              Toronto, Ontario
                                              M5K 1H6
                                              Attention:  Tim Leonard
                                              Facsimile:  (416) 682-8444

Eaton Vance - Senior Debt Portfolio           24 Federal Street                                $6,334,755
                                              Boston, Massachusetts 02110
                                              Attention:  Gretchen Bergstresser
                                              Facsimile:  (617) 695-9594

Fernwood Associates L.P.                      c/o Intermarket Corp.                           $21,139,974
                                              667 Madison Avenue
                                              20th Floor
                                              New York, New York 10021
                                              Attention:  Tom Borger/John Beiter
                                              Facsimile:  (212) 832-4997

Foothill Capital Corporation                  11111 Santa Monica Blvd.                        $37,643,856
                                              15th Floor
                                              Santa Monica, California 90025
                                              Attention:  Dennis Ascher/
                                                          Sean Dixon
                                              Facsimile:  (310) 479-0461

Goldman Sachs Canada Credit Partners Co.      85 Broad Street. 6th Floor                       $1,683,888
                                              New York, New York 10004
                                              Attention:  Lizelle Salvador/
                                                          Tracey McCaffrey
                                              Facsimile:  (212) 346-2608

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Goldman Sachs Credit Partners L.P.             85 Broad Street, 6th Floor                      $3,139,757
                                               New York, New York 10004
                                               Attention:  James Gillespie
                                               Facsimile:  (212) 902-3757
                                               - and -
                                               85 Wall Street, 28th Floor
                                               New York, New York  10005
                                               Attention:  Purnima Puri
                                               Facsimile:  (212) 357-0922

High River Limited Partnership                 c/o Icahn Associates Corp.                    $199,887,471
                                               767 Fifth Avenue
                                               New York, New York 10153
                                               Attention:  Russell Glass/Carl Icahn
                                               Facsimile:  (212) 750-5807
                                               - and -
                                               1 Wall Street Court, Suite 980
                                               New York, New York  10005
                                               Attention:  Richard T. Buonato
                                               Facsimile:  (212) 635-5571

Keybank National Association                   127 Public Square                              $12,669,511
                                               Mail Code: OH-01-27-0504
                                               Cleveland, Ohio 44114-1306
                                               Attention:  Terry A. Graffis/
                                                           Craig Haverlock
                                               Facsimile:  (216) 689-8468

Madeleine Corp.                                c/o Cerberus Partners, L.P.                    $18,539,302
                                               450 Park Avenue
                                               28th Floor
                                               New York, New York 10167
                                               Attention:  Mike Hisler
                                               Facsimile:  (212) 421-2947
                                               - and -
                                               Attention:  Glen Marder
                                               Facsimile:  (212) 758-5305

Madeleine LLC                                  c/o Cerberus Partners, L.P.                    $28,506,401
                                               450 Park Avenue
                                               28th Floor
                                               New York, New York 10167
                                               Attention:  Mike Hisler
                                               Facsimile:  (212) 421-2947
                                               - and -
                                               Attention:  Glen Marder
                                               Facsimile:  (212) 758-5305

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Mellon Bank Canada                            One Mellon Bank Center                          $13,842,511
                                              Suite 1525
                                              Pittsburgh, Pennsylvania 15258
                                              Attention:  Alan J. Kopolow
                                              Facsimile:  (412) 234-0286

Mellon Bank, N.A.                             One Mellon Bank Centre                                   $0
                                              Suite 1525
                                              Pittsburgh, Pennsylvania 15258-0001
                                              Attention:  Alan J. Kopolow
                                              Facsimile:  (412) 234-0286

The Mutual Life Assurance Company             227 King Street South                           $14,342,209
of Canada                                     Waterloo, Ontario
                                              N2J 4C5
                                              Attention:  Keith Cressman
                                              Facsimile:  (519) 888-3666

Mutual Shares Fund, a series of               51 John F. Kennedy Parkway                      $19,865,732
Franklin Mutual Series Fund Inc.              Short Hills, New Jersey 07078
                                              Attention:  Leigh Walzer
                                              Facsimile:  (973) 912-0147

Nationsbank, N.A.                             100 North Tyron Street                              $44,465
                                              NC1-007-12-04
                                              Charlotte, North Carolina  28255
                                              Attention:  Peter Santry/Ted Cook
                                              Facsimile:  (704) 388-9268
                                              - and -
                                              Special Assets Office, New York
                                              335 Madison Avenue, 6th Floor
                                              New York, New York  10017
                                              Attention:  Peter Wheelock
                                              Facsimile:  212-503-7080
                                              - and -
                                              Nationsbanc, Montgomery
                                              9 West 57th Street, 47th Floor
                                              New York, New York  10019
                                              Attention:  Richard Furst
                                              Facsimile:  212-583-8210

Paribas                                       1200 Smith                                      $12,669,511
                                              Fax:  (713) 659-5234
                                              Suite 3100
                                              Houston, Texas 77002
                                              Attention:  Scott Clingan
                                              Facsimile:  (713) 659-5234
                                              - and -
                                              787 Seventh Avenue
                                              New York, New York  10019
                                              Attention:  Albert Young
                                              Facsimile:  212-841-3565

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
PNC Bank, National Association                One PNC Plaza - 2nd Plaza                       $31,673,778
                                              249 Fifth Avenue
                                              Pittsburgh, Pennsylvania 15222-2707
                                              Attention:  Lewis Lobdell
                                              Facsimile:  (412) 762-4157

The Royal Bank of Scotland PLC                Wall Street Plaza                               $12,669,511
                                              88 Pine Street
                                              26th Floor
                                              New York, New York 10005
                                              Attention:  Derek Bonnar
                                              Facsimile:  (212) 480-0791

Sakura Bank (Canada)                          Commerce Court West                             $20,763,766
                                              Suite 3601
                                              P.O. Box 59
                                              Toronto, Ontario
                                              M5J 2S1
                                              Attention:  Elwood R. Langley
                                              Facsimile:  (416) 369-0268

The Sakura Bank, Limited                      Commerce Court West                                      $0
                                              Suite 3601
                                              P.O. Box 59
                                              Toronto, Ontario
                                              M5J 2S1
                                              Attention:  Yasumasa Kikuchi
                                              Facsimile:  (416) 369-0268

Societe Generale                              Asset Recovery Management                                $0
                                              560 Lexington Avenue
                                              New York, New York 10022
                                              Attention:  Nina Ross
                                              Facsimile:  (212) 278-6460

Societe Generale (Canada)                     Scotia Plaza                                    $34,606,278
                                              100 Yonge Street
                                              Suite 1002
                                              Toronto, Ontario
                                              M5C 2W1
                                              Attention:  Doug Bache
                                              Facsimile:  (416) 364-1879

Summit Bank                                   750 Walnut Avenue                                $3,727,568
                                              P.O. Box 1200
                                              Cranford, New Jersey 07016-1200
                                              Attention:  Joseph B. Hodgkins/
                                                          Martin Feig
                                              Facsimile:  (908) 709-6066

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
The Toronto-Dominion Bank                     55 King Street West                             $34,606,278
                                              8th Floor
                                              Toronto Dominion Tower
                                              Toronto, Ontario
                                              M5K 1S2
                                              Attention:  Adam Newman
                                              Facsimile:  (416) 956-6896

Toronto Dominion (New York), Inc.             31 West 52nd Street                                      $0
                                              New York, New York 10019
                                              Attention:  Duncan Robertson
                                              Facsimile:  (212) 956-6896

Tri-Links Investment Trust                    2 World Financial Center                         $4,292,382
                                              17th Floor
                                              New York, New York 10028
                                              Attention:  Michael Doyle
                                              Facsimile:  (212) 667-1708

Wachovia Bank, N.A.                           191 Peachtreet Street North East                $12,669,511
                                              28th Floor
                                              Atlanta, Georgia 30303
                                              Attention:  Fitz Wickham/
                                                          John Robertson &
                                                          Harry Hagan
                                              Facsimile:  (404) 332-6898

                                   SCHEDULE C

                                                                    CONFIDENTIAL

                                                                   June 28, 1999

Philip Services Corp.
100 King Street West
Hamilton, Ontario
L8N 4J6


Attention: Colin Soule


Philip Services (Delaware), Inc.
100 King Street West
Hamilton, Ontario
L8N 4J6
Attention:        Colin Soule


re  Debtor-in-Possession Financing Letter
-----------------------------------------

Dear Mr. Soule:

     At your request, Canadian Imperial Bank of Commerce ("CIBC") and Bankers Trust Company ("BTCo") and/or its affiliates (together with CIBC, the "DIP Co-Arrangers") have reviewed certain information provided to date in connection with a possible debtor-in-possession financing (the "DIP Financing") in the form of the credit facility described below for Philip Services (Delaware), Inc. (the "US Borrower") and Philip Services Corp. (the "Canadian Borrower") as borrowers thereunder on an individual basis (collectively, the "Borrowers") in connection with the pre-arranged plan of reorganization (the "Pre-Arranged Plan") contemplated in the Lock-Up Agreement and Restructuring Terms Sheet, dated June 21, 1999, agreed to by the Canadian Borrower on behalf of itself and each of its affiliates.

     We understand that you have requested a revolving credit and letter of credit facility (the "DIP Facility") of up to $100,000,000, which shall be used (x) to pay all professional fees incurred by the DIP Agent (as defined below) and the DIP Lenders (as defined


08/13/99 2:52 PM
[6HPXP01!.DOC]
below) in connection with the DIP Facility, (y) to provide for working capital and general corporate requirements and payments of professional fees and expenses (including professionals retained pursuant to Section 327 of the US Bankruptcy Code) of the US Borrower and certain of its US affiliates (collectively, the "US Credit Parties") and (z) to provide for working capital and general corporate overhead requirements of the Canadian Borrower and the other Canadian Credit Parties in an amount not to exceed the Canadian Loan Amount (as defined below), during the continuance of pre-arranged bankruptcy proceedings with respect to the Borrowers and certain of their subsidiaries incorporated in the United States or Canada that may be commenced under Chapter 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code," and the proceedings commenced thereunder, the "US Cases") and/or under the Companies Creditors Arrangement Act (the "CCAA," and the proceedings commenced thereunder, the "Canadian Cases" and, together with the US Cases, the "Cases").

     The DIP Co-Arrangers are pleased to advise you of their agreement to co-arrange the DIP Facility on the terms and subject to the conditions set forth herein, in the "Summary of Certain Terms" attached hereto and in the letter dated as of the date hereof regarding the payment of fees (the "Fee Letter"). In addition, BTCo agrees to act as administrative agent (the "DIP Agent") and as collateral agent for the collateral located in the United States, and CIBC as collateral agent for the collateral located in Canada (the "DIP Collateral Agents"), for the DIP Facility.

     The DIP Facility may be provided by all or a sub-group of the lenders parties to the existing Credit Agreement dated as of August 11, 1997 (the "Existing Credit Agreement") among the Borrowers, CIBC, as Administrative Agent, BTCo, as Syndication Agent, CIBC and BTCo, as Co-Arrangers, Dresdner Bank Canada and Dresdner Bank AG New York Branch (collectively, "Dresdner"), as Documentation Agent (CIBC, BTCo, and Dresdner, collectively, the "Pre-Petition Agents"), and the various lenders from time to time parties thereto (in such capacity, collectively, the "Pre-Petition Lenders"), which will have executed an Addendum (in the form attached hereto as Exhibit A) evidencing such Pre-Petition Lender's consent to and approval of the terms and conditions of this letter and the term sheet and each such Pre-Petition Lender's commitment to make loans and issue or participate in letters of credit under the DIP Facility, subject to the negotiation, execution and delivery of definitive documentation for the DIP Facility that is in form and substance satisfactory to the DIP Agent (collectively, the "DIP Credit Documentation"). The DIP Credit Documentation shall be prepared by White & Case LLP and Blake, Cassels & Graydon and shall contain such covenants, representations and warranties, events of default, conditions precedent, security arrangements, indemnities and other terms and provisions as shall be satisfactory to the DIP Agent and the lenders that agree to provide the DIP Financing (the "DIP Lenders").

     The DIP Co-Arrangers shall manage all aspects of the syndication of the DIP Financing and the Borrowers hereby agree to assist in such syndication process. To assist the DIP Co-Arrangers in their syndication efforts, you hereby agree (a) to provide and cause your advisors to provide the DIP Co-Arrangers and the other syndicate members upon request with all reasonable information deemed necessary by the DIP Co-Arrangers to complete syndication, including but not limited to information and evaluations prepared by the Borrowers and their advisors on their behalf relating to the transactions contemplated hereby and (b) to assist the DIP

Co-Arrangers upon request in the preparation of an Information Memorandum to be used in connection with the syndication of the DIP Financing, including making available officers of the Borrowers from time to time and attending and making presentations regarding the business and prospects of the Borrowers as appropriate at a meeting or meetings of DIP Lenders or prospective DIP Lenders.

     The Borrowers hereby confirm their understanding that the DIP Co-Arrangers' agreement to co-arrange the DIP Facility is independent of their agreement to participate as DIP Lenders in the proposed financing contemplated by the DIP Facility, and that nothing contained herein shall be deemed a commitment of the DIP Co-Arrangers to participate as DIP Lenders in the proposed financing. The DIP Co-Arrangers shall not be responsible or liable for damages which may be alleged as a result of their failure to arrange or participate in the DIP Facility in the event that they decline to arrange or participate in the proposed financing contemplated by the DIP Facility in accordance with the terms outlined in this letter, the term sheet or any other terms.

     The Borrowers hereby represent, warrant and covenant that all information (other than projections, if any) and data concerning the Borrowers and their affiliates which has been or is hereafter furnished or otherwise made available to the DIP Co-Arrangers, the DIP Agent and the DIP Lenders by the Borrowers was at the time made, and will be, complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made. Projections, if any, do and will constitute the Borrowers' good faith estimates of the items projected.

     The Borrowers further represent that prior to the filing of the Cases, (i) the Borrowers shall have engaged in negotiations regarding the Pre-Arranged Plan with the holders (or representatives of such holders) of claims against the Borrowers and/or their subsidiaries entitled to vote on the Pre-Arranged Plan, (ii) the Borrowers shall have used their best efforts to obtain written agreements, to the extent legally permissible, from such holders of claims in terms of amount of claims and number of holders as required for the approval of the Pre-Arranged Plan by the relevant classes of claims and interests under the Bankruptcy Code and the CCAA, committing such holders (a) to vote in favor of the Pre-Arranged Plan and (b) not to sell or assign their claims or interests except to an entity that agrees in writing to be bound by the terms of such agreements, and (iii) the Pre-Arranged Plan shall be feasible and there shall exist no known impediment to confirmation of the Pre-Arranged Plan and consummation thereof by November 30, 1999.

     To induce the DIP Co-Arrangers to issue this letter, the Borrowers hereby agree that all reasonable fees and expenses (including syndication expenses and the reasonable fees and expenses of counsel and consultants) of the DIP Co-Arrangers, arising in connection with this letter and in connection with the transactions described herein shall be for their joint and several account, whether or not the DIP Financing is consummated or the DIP Credit Documentation is executed. The Borrowers further agree, on a joint and several basis, to indemnify and hold harmless the DIP Co-Arrangers, the DIP Agent, the DIP Collateral Agents, each DIP Lender and each of the foregoing entities' respective directors, officers, employees, agents, attorneys and affiliates (all such persons and entities being referred to hereafter as "Indemnified Persons") from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve any Indemnified Person (whether asserted by you or any third party) as a result of or arising out of or in any way related to or resulting from this letter or any eventual extension of the DIP Financing, and, upon demand, to pay and reimburse any Indemnified Person for any reasonable legal or other out-of-pocket expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any inquiry or investigation) or claim (whether or not any Indemnified Person is a party to any action or proceeding out of which any such expenses arise); provided, however, the Borrowers shall not be obligated to indemnify pursuant to this paragraph any Indemnified Person against any loss, claim, damage, expense or liability to the extent it resulted from the gross negligence or willful misconduct of such Indemnified Person as finally determined by a court of competent jurisdiction. You also hereby agree to pay the amounts set forth in the Fee Letter. This letter is issued for your benefit only and no other person or entity may rely thereon.

     Each DIP Co-Arranger reserves the right to employ the services of its affiliates in providing the services contemplated by this letter and to allocate to them, in whole or in part, certain fees payable to such DIP Co-Arranger in such manner as they may agree in their sole discretion. You acknowledge that each DIP Co-Arranger may share with any of its affiliates any information (including information relating to creditworthiness) related to the Borrowers or their affiliates or any of the other matters contemplated hereby.

     Neither you nor your affiliates are authorized to show or circulate this letter or disclose the existence or terms hereof to any other person or entity (other than your legal and financial advisors in connection with your evaluation hereof) until such time as you have accepted this letter as provided in the final paragraph hereof and paid the amount set forth herein and in the Fee Letter. In any event neither you nor your affiliates are authorized to disclose the terms hereof (or file copies hereof) in any public filings made by you other than filings made pursuant to the Bankruptcy Code and the CCAA and shall not in any event disclose the terms of the Fee Letter, unless in either case (and then only to the extent) required by law, without our prior written consent.

     The provisions of the four immediately preceding paragraphs, the sixth immediately preceding paragraph, and the following two paragraphs shall survive any termination of this letter.

     This letter and the Fee Letter shall be construed in accordance with and governed by the laws of the State of New York. Each party hereto waives all rights to trial by jury such party may have with respect to the matters hereunder and thereunder.

     If you are in agreement with the foregoing, please sign and return to us the enclosed copy of this letter no later than 5:00 p.m., New York time on ____, 1999. At such time, you must also wire to the DIP Agent the following:
(x) $300,000 as a deposit toward payment of our counsel's fees to be incurred in connection with the preparation of the DIP Credit Documentation and (y) $ 50,000 as a deposit toward payment of our consultant's fees to be incurred in connection with our due diligence with respect to the DIP Facility. If you decline to take the foregoing actions, you are to return all copies of this letter to us as promptly as possible and in such event you are not authorized to disclose this letter or the contents thereof to any other party.

                              Very truly yours,


                              BANKERS TRUST COMPANY

                              not individually, but in its capacity as DIP
                              Administrative Agent, DIP Co-Arranger, DIP
                              Collateral Agent and L/C Issuing Lender under the DIP Facility

                              By_________________________
                                 Title:



                              CANADIAN IMPERIAL BANK OF COMMERCE
                              not individually, but in its capacity as DIP
                              Co-Arranger and DIP Collateral Agent under the DIP Facility

                              By_________________________
                                 Title:



Agreed and accepted this
____ day of  ___, 1999:

PHILIP SERVICES CORP.

By________________________
     Title:

PHILIP SERVICES (DELAWARE), INC.

By________________________
     Title:

                           SUMMARY OF CERTAIN TERMS(1)

DIP Co-Arrangers:       Bankers Trust Company  ("BTCo") and /or its
                        affiliates and Canadian Imperial Bank of Commerce
                        ("CIBC").

DIP Agent:              BTCo.

L/C Issuing Lender:     BTCo.

DIP Collateral Agents:  BTCo for the collateral located in the United States and CIBC for the collateral located in Canada.

Borrowers:              Philip Services (Delaware), Inc. (the "US
                        Borrower") and Philip Services Corp. (the "Canadian
                        Borrower"), as debtors-in-possession in the Cases, on an individual basis.

DIP Lenders:            All or a sub-group of the lending institutions
                        parties to the existing Credit Agreement dated as of August 11, 1997 (the "Existing Credit Agreement") among the Borrowers, as Borrowers, CIBC, as Administrative
                        Agent, BTCo, as Syndication Agent, CIBC and BTCo, as
                        Co-Arrangers, Dresdner, as Documentation Agent, and the various lenders from time to time parties thereto, which will have executed an Addendum (in the form attached hereto as Exhibit A) evidencing such Pre-Petition Lender's consent to and approval of the terms and conditions of the financing letter and this term sheet and each such Pre-Petition Lender's commitment to make loans and issue or participate in letters of credit under the DIP Facility.

Guarantors:             The obligations of each Borrower under the DIP
                        Facility shall be unconditionally guaranteed by the other Borrower, all subsidiaries of the Borrowers incorporated in the United States (together with the US
                        Borrower, the "US Credit Parties") as
                        debtors-in-possession in the US Cases, and all subsidiaries of the Borrowers incorporated in Canada
                        (together with the Canadian Borrower, the "Canadian
                        Credit Parties" and,  collectively with the US Credit
                        Parties,


------------------
(1) Capitalized terms used but not defined herein shall have the meanings provided in the Existing Credit Agreement.

                        the "Credit Parties"), on the same basis as such entities guaranty the obligations under the Existing Credit Agreement, provided, however, that the Guarantors shall not include the subsidiaries of the Borrowers incorporated in Canada until such time as the Canadian Approvals (as described below) have been obtained.

DIP Facility:           Revolving credit and letter of credit facility
                        of $100,000,000. In addition to loans (the "Loans"), a portion of the DIP Facility up to a sublimit of $20,000,000 ( the "LC Sublimit") may be utilized by the Borrowers for the issuance of standby or trade letters of credit in support of certain obligations satisfactory to the DIP Agent (collectively, the "Letters of Credit"), subject in each case to the limitations described below.

Maturity:               The date (the "Maturity Date") which is the
                        earliest of (x) November 30, 1999, (y) the effective date of a plan of reorganization in the US Cases (or the equivalent occurrence in the Canadian Cases) and
                        (z) the date of substantial consummation of a confirmed plan of reorganization in the US Cases (or the equivalent occurrence in the Canadian Cases).

Availability:           To the extent the interim order and/or final
                        order issued by the bankruptcy court (the "Bankruptcy
                        Court") hearing the US Cases is limited as to the amount of credit covered by such order, availability under the DIP Facility shall be limited to the amount of credit covered by such order of the Bankruptcy
                        Court.

                        In addition, availability under the DIP Facility will be subject to a borrowing base (the "Borrowing Base") equal to, on the Closing Date (defined below), the sum of up to 80% of the value of the Eligible Accounts Receivable (to be defined and to include a reserve in the amount of the Carve-Out and, with respect to Canadian accounts receivable, the amount of the Liens on Canadian Accounts Receivable (as defined below)) of (i) the Credit Parties constituting part of the Industrial Services Group plus (ii) the US Credit Parties constituting part of the US Ferrous division; provided, however, that (a) the DIP Agent may determine or impose eligibility requirements, impose reserves or reduce the advance rates described above upon the exercise of its Permitted Discretion (to be defined) and
                        (b) the Borrowing Base shall not include assets of the Canadian

                        Credit Parties until the Canadian Approvals have been obtained.

                        Availability in respect of the Borrowing Base shall be determined on the basis of a Borrowing Base Certificate delivered according to a schedule satisfactory to the DIP Agent by the chief financial officer of the Canadian Borrower.

                        Notwithstanding the above, the Canadian Borrower's borrowings under the DIP Facility will be limited to an amount to be determined by the DIP Agent from time to time based on the corporate overhead requirements of the Canadian Borrower, not to exceed $15,000,000
                        (the "Canadian Loan Amount")

Purpose:                To pay all professional fees incurred by the DIP
                        Agent and the DIP Lenders in connection with the DIP Facility and to provide for working capital and general corporate requirements (or in the case of Letters of Credit issued for the account of the US Borrower, to support such general corporate requirements), including, without limitation, in the case of the US Borrower (a) to make investments in and advances to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $10,000,000, and (b) after the Canadian
                        Approvals (as defined below) are obtained, to make investments in and advances to the Canadian
                        Credit Parties, through the Maturity Date. Letters of Credit under the DIP Facility may only be issued as permitted under the DIP Facility, and only in an aggregate amount not to exceed the LC
                        Sublimit.

                        Notwithstanding the above, the Loans made to the Canadian Borrower may only be utilized to provide for working capital and general corporate requirements of the Canadian Borrower and the other
                        Canadian Credit Parties.
                        The Borrowers and the Guarantors shall waive any right to commence or prosecute any defense, action, objection or counterclaim with respect to the claims, liens or security interests of the DIP Lenders and/or the DIP Agent.

Budget: The Borrowers shall provide to the DIP Agent and each DIP Lender a copy of a budget (the "Budget"), in form and substance satisfactory to the DIP Agent and the Required DIP Lenders (as defined below), reflecting the projected cash requirements of the Philip Entities (including, without limitation, utilization of the Pre-Petition Lenders' cash collateral) from the Closing Date through the Maturity Date, calculated on a monthly basis.
                        The DIP Lenders shall not be obligated at any time to advance funds in excess of the then cumulative monthly projected cash borrowings indicated in the Budget, plus $10,000,000.

Mandatory Repayments:   Except (i) to the extent, if any, otherwise provided
                        in the DIP Credit Documentation (as defined below) and (ii) (in the absence of an event of default under the DIP Credit Documentation) to the extent that Asset Sale Proceeds (as defined in Proceeds Agreement dated April 5, 1999 (the
                        "Proceeds Agreement")) exceed $93,000,000 (after post-closing adjustments of no more than $4,000,000 with respect to the Aluminum Proceeds
                        (as defined in the Proceeds Agreement)), the Loans will be repaid upon a sale of any assets of the Borrowers or any of their subsidiaries, in an amount equal to the cash proceeds (net of reasonable costs, payment of senior obligations secured by such assets, and, unless and until the Bank
                        Account Service Providers (as defined below) release their security interests in such proceeds, the amount of such cash proceeds constituting proceeds of Canadian Accounts Receivable (as defined below)) received by the Borrowers or such subsidiary with respect to such asset sale. In addition, if the amount of the Loans and/or Letters of Credit outstanding at any time is higher than the amount permitted under the Borrowing Base, the Borrowers will be required to make mandatory repayments, and/or to cash-collateralize Letters of Credit, in an amount equal to such excess.

Optional Commitment Reductions;
Voluntary Prepayments:  At the Borrowers' option, the unutilized portion of the Total Commitment may be reduced or terminated at any time without penalty. Voluntary prepayments may be made at any time, in whole or in part (subject to specified minimum principal amounts) without premium or penalty (limited to the last day of the applicable interest period for Eurodollar Loans, as defined below).

Termination of Commitment:The commitment hereunder shall terminate on June 30,
                          1999 unless a definitive credit agreement in form and substance satisfactory to the DIP Agent and related documentation (the "DIP Credit Documentation") have been entered into and the conditions to initial Loans and Letters of Credit set forth therein have been satisfied on or prior to such date (the date on which the DIP Credit Documentation is executed and such conditions are satisfied, the "Closing Date").

Super - Priority:         All the obligations of the Borrowers and the
                          Guarantors incorporated in the United States under the DIP Credit Documentation (the "DIP Obligations") shall constitute an allowed administrative expense claim in the US Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having priority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject only to (a) any allowed super-priority administrative claim granted by the Bankruptcy Court to the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility (as defined below) and the Bank Account Service
                          Providers (as defined below), and (b) a $3,000,000 carve-out (the "Carve-Out") for the payment of (i) allowed professional fees and disbursements incurred by the professionals retained, pursuant to Sections 327 or 1103(a) of the Bankruptcy Code
                          (or, after such time as the Canadian Approvals have been obtained, authorized pursuant to any equivalent orders in the Canadian Cases), by the Borrowers and the Guarantors and any statutory committee appointed in the Cases and (ii) quarterly fees required to be paid pursuant to 28 U.S.C.
                          Section 1930(a)(6) and any fees payable to the Clerk of the Bankruptcy Court (or, after such time as the Canadian Approvals have been obtained, authorized pursuant to any equivalent orders in the Canadian Cases); provided, however, the Carve-Out shall not include professional fees and disbursements incurred in connection with asserting any claims or causes of action against the Pre-Petition Lenders, the Pre-Petition Agents, the security agent (the "Security Agent") under the Security Agency Agreement dated as of March 16,
                          1998 among the Borrowers and CIBC as administrative agent, the DIP Lenders, the DIP Agent, the DIP
                          Collateral Agents, the DIP Co-Arrangers, or any DIP
                          Lenders or Pre-Petition Lenders providing bank account services for any of the Credit Parties in their capacity as such bank account service providers (the "Bank Account Service Providers") and/or challenging or raising any defense, objection or counterclaim to any of the obligations of the Borrowers or the Guarantors under the Pre-Petition Credit Agreement or the DIP Credit
                          Agreement or any claim, lien or security interest of the Pre-Petition Agents, the Security Agent, the Pre-Petition Lenders, the DIP Agent, the DIP
                          Collateral Agents, the DIP Co-Arrangers, the DIP
                          Lenders and/or the Bank Account Service Providers.

Security:                 Subject only to the Carve-Out, cash collateral
                          held under Section 5.06 of the Existing Credit
                          Agreement for the benefit of the LC Lenders under the Existing Credit Agreement, and to liens on Canadian accounts receivable (the "Canadian Accounts
                          Receivable") and the proceeds thereof (such liens, collectively, the "Liens on Canadian Accounts
                          Receivable") and specified cash collateral addressed in documentation entered into in con-nection with the establishment of operating accounts of certain of the Canadian Credit Parties at CIBC and the maintenance of operating accounts of certain of the US Credit Parties at Comerica Bank and the establishment of the Permitted LC
                          Facility (the "Permitted LC Facility") under
                          Amending Agreement No. 3 to the Existing Credit
                          Agreement (which liens shall be senior to the Carve-Out), and liens of the bonding companies, as approved by the Required Lenders, all the DIP obligations shall be secured by (i) an enforceable first priority priming lien (the "Priming Lien") pursuant to Section 364(d)(1) of the Bankruptcy
                          Code on all of the existing and after-acquired assets of the Borrowers and the Guarantors located in the US constituting collateral (the "US Pre-
                          Petition Collateral") securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Existing Credit Agreement, (ii) an enforceable first priority lien pursuant to
                          Section 364(c)(2) of the Bankruptcy Code on all unencumbered assets of the Borrowers and the Guarantors located in the US, (iii) an enforceable junior lien pursuant to Section 364(c)(3) of the Bankruptcy Code on all previously encumbered assets (excluding the US Pre-Petition Collateral), existing and after-acquired, of the Borrowers and the Guarantors located in the US, (iv) an enforceable first priority security interest and charge on all of the existing and after-acquired assets of the Borrowers and the Guarantors located in Canada (the
                          "Canadian Pre-Petition Collateral") securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Existing Credit
                          Agreement, ranking in priority to the security of the Pre-Petition Agents and the Pre-Petition
                          Lenders in the Canadian Pre-Petition Collateral, (v) an enforceable first priority security interest and charge on all unencumbered assets of the Borrowers and Guarantors located in Canada, and (vi) an enforceable junior security interest and charge on all previously encumbered assets (excluding the Canadian Pre-Petition Collateral), existing and after-acquired, of the Borrowers and the Guarantors located in Canada (all foregoing liens described in clauses (i) through (vi), the "Facility Liens"), whether in existence at the time of the filing of the Cases or acquired thereafter.

Interest Rates:           All Loans under the DIP Facility shall be maintained
                          initially as Base Rate Loans, which shall bear interest at the Applicable Margin in excess of the Base Rate in effect from time to time; provided that, commencing thirty days after the Closing Date, at the Borrowers' option, Loans may be maintained from time to time as (i) Base Rate Loans or (ii) Eurodollar Loans, which shall bear interest at the Applicable Margin in excess of the Eurodollar Rate (adjusted for maximum reserves) as determined by the DIP Agent for the respective interest period.

                          "Applicable Margin" shall be 2.5% in the case of Base Rate Loans and 3.5% in the case of Eurodollar Loans.

                          "Base Rate" shall mean the higher of (x) 1/2 of 1% in excess of the Federal Reserve reported certificate of deposit rate and (y) the rate that the DIP Agent announces from time to time as its prime lending rate, as in effect from time to time.

                          An interest period of one month shall be available in the case of Eurodollar Loans.

                          Interest in respect of Base Rate Loans shall be payable monthly in arrears on the last business day of each month. Interest in respect of Eurodollar Loans shall be payable in arrears at the end of the applicable interest period or, if shorter, at the end of each monthly interval of the first day thereof. Interest will also be payable at the time of repayment of any Loans and at maturity of such Loans. All interest and fee calculations shall be based on a 360-day year and actual days elapsed.

                   Upon the occurrence and continuance of any default in the payment of principal or interest, all Loans shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate then borne by such Loans, to the extent permitted by law. Such interest shall be payable on demand.

                   The DIP Credit Documentation shall include protective provisions for such matters as capital adequacy, increased costs, funding losses, illegality and withholding taxes.

Fees:
                   Commitment Fee: 1/2 of 1% per annum on the
                                   average unused portion of the DIP Facility for the period commencing on the Closing Date and ending on the date the Total Commitment is terminated, to be owed by the Borrowers on a joint and several basis. Usage for such purpose shall include Letter of Credit usage. Commitment Fee will be payable monthly in arrears and on the date the Total Commitment is terminated.

                   L/C  Fees:      3.5%  per annum on aggregate outstanding
                                   stated amounts thereof, plus .25% per annum for fronting fees, plus customary issuance and drawing charges, in each case payable monthly.

Covenants:         Covenants applicable to the Borrowers, the Guarantors
                   and their subsidiaries shall include those customary for debtor-in-possession financings (having reasonable, customary and appropriate exceptions), including but not limited to the following:

Affirmative
Covenants:         The DIP Credit Documentation shall contain affirmative
                   covenants required by the DIP Agent, including, without
                        limitation: (i) delivery of financial statements and reports, the Budget, Borrowing Base Certificates, bi-weekly reports containing comparisons of actual to projected cash flows, descriptions of proposed asset divestitures and other significant events and rolling fourteen (14) week cash flow forecasts, copies of accountants' letters upon receipt thereof by the Borrowers or the Guarantors, projections, officers certificates, monthly reporting packages and other information requested by the DIP Agent, (ii) payment of all postpetition taxes and other obligations, (iii) continuation of business and maintenance of existence and material rights and privileges, (iv) compliance with laws and material contractual obligations, (v) maintenance of property and insurance, (vi) maintenance of books and records, (vii) right of the DIP Agent and the DIP Lenders to inspect property and books and records, (viii) notice of defaults, litigation and other material events, (ix) compliance with environmental laws and (x) delivery of the consultants reports necessary to determine the value of the collateral of the Credit Parties, including, without limitation, the receivables of the Credit Parties that will be taken into account in the calculation of the Borrowing Base as described under "Availability" above.

Negative Covenants:     The DIP Credit Documentation shall contain negative
                        covenants required by the DIP Agent, with exceptions to be permitted as necessary to comply with the provisions of the Pre-Arranged Plan, including, without limitation, limitations on (i) indebtedness, (ii) liens, (iii) guarantee obligations, (iv) mergers, consolidations, liquidations and dissolutions, (v) sales of assets, (vi) leases, (vii) capital expenditures, (viii) investments, loans and advances
                        (other than, in the case of the US Borrower (a) investments in and advances to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $10,000,000, and (b) investments and advances to the Canadian Credit Parties after the Canadian Approvals
                        (as defined below) have been obtained), (ix) payment of prepetition claims or debt, or amendments thereto, (x) the existence of any claims (other than any granted to the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility, the Bank
                        Account Service Providers, the DIP Lenders and the
                        Pre-Petition Lenders) entitled to a superpriority under
                        Section 364(c)(1) of the Bankruptcy Code or in the Canadian Cases, (xi) change in business, (xii) maintenance of financial covenants satisfactory to the DIP Agent, (xiii) dividends and other distributions on equity, (xiv) transactions with affiliates, (xv) the filing of a plan of reorganization, disclosure statement or plan of arrangement, as applicable, in the Cases, other than the Pre-Arranged Plan and the disclosure statement approved by the Required DIP Lenders with respect thereto, without the consent of the Required DIP
                        Lenders, (xvi) the amendment, modification or withdrawal of the Pre-Arranged Plan, or the disclosure statement approved by the Required DIP Lenders with respect thereto, without the consent of the Required
                        DIP Lenders and (xvii) failure to comply with any material applicable provisions of the Pre-Arranged
                        Plan.
Events of
Default:                The DIP Credit Documentation shall contain Events of
                        Default required by the DIP Agent including, without limitation: (i) the entry of an order dismissing any of the Cases, converting any of the US Cases to a Chapter
                        7 case or lifting the stay in the Canadian Cases to permit the enforcement of any security against any Credit Party or the appointment of a receiver, or the making of a receiving order against any Credit Party,
                        (ii) the entry of an order appointing a Chapter 11 trustee in any of the US Cases, (iii) the entry of an order granting any other claim superpriority status or a lien equal or superior to that granted to the DIP
                        Agent and the DIP Lenders, other than orders entered in respect of (x) reclamation claims pursuant to Section
                        546(c) of the Bankruptcy Code or (y) the Bank Account
                        Service Providers, (iv) the entry of an order staying, reversing, vacating or otherwise modifying the DIP
                        Credit Documentation, the Interim Order or the Final
                        Order (as defined below), or the entry of an order by the Canadian Court having the equivalent effect, without the prior written consent of the DIP Agent and the Required DIP Lenders, (v) the entry of an order in any of the US Cases appointing an examiner having enlarged powers beyond those set forth under Section
                        1106(a)(3) and (4) of the Bankruptcy Code, or the entry of an order by the Canadian Court having a similar effect, (vi) failure of any Credit Party to pay (A) interest or fees when due and such default shall continue for two business days or (B) principal when due, (vii) failure of any Credit Party to comply with any negative covenants, (viii) failure of any Credit
                        Party to perform or comply with
                        any other term or covenant and such default shall continue unremedied for a period of 20 days, (ix) any representation or warranty by any Credit Party shall be incorrect or misleading in any material respect when made, (x) there shall occur a material disruption in the senior management of either Borrower or a Change of Control (to be defined) shall occur, (xi) the entry of any order granting relief from the automatic stay in the US Cases, or lifting the stay in the Canadian
                        Cases, so as to allow a third party to proceed against any material asset of any Credit Party, (xii) the filing of any pleading by any Credit Party, seeking any of the matters set forth in clauses (i) through (v) or
                        (xi), (xiii) the entry of the Final Order shall not have occurred within 30 days after the Closing Date and
                        (xiv) failure to obtain the confirmation of the Pre-Arranged Plan and to consummate such plan by November 30, 1999.

Remedies:               Upon the occurrence of an Event of Default, the
                        Required DIP Lenders may terminate the Total Commitment
                        (the date of any such termination, the "Termination
                        Date"), declare the obligations in respect of the DIP
                        Credit Documentation to be immediately due and payable and exercise all rights and remedies under the DIP
                        Credit Documentation and the Interim Order or Final
                        Order (and the equivalent Canadian orders), as applicable. The DIP Agent and the DIP Lenders shall have customary remedies under the DIP Credit
                        Documentation including, but not limited to, the right to realize on all or part of the Facility Liens without the necessity of obtaining further relief or order from the Bankruptcy Court or the Canadian Court.
                        Notwithstanding the foregoing, other than with respect to the termination of the Commitments, the acceleration of the Loans, and the imposition of an administrative freeze or administrative hold with respect to cash collateral, the DIP Agent, the DIP Collateral Agents and the DIP Lenders may only exercise other remedies after providing three business days' prior written notice to the Borrowers, the Guarantors, the United
                        States Trustee and any statutory committee or monitor appointed in the Cases.

Interim
Advances:               Upon entry of the Interim Order (described below) and
                        the occurrence of the Closing Date, the Total
                        Commitment
                        shall be limited to an interim amount of $30,000,000 pending entry of the Final Order (described below). If the Final Order is not entered within 30 days after the Closing Date, all interim advances made to the Borrowers shall be due in full and immediately payable.

Canadian Approvals:     The following orders of the Canadian Court (and
                        together with the consents from the Pre-Petition
                        Lenders described in paragraph (B) below, the "Canadian
                        Approvals") shall have been entered, shall be in full force and effect and shall not have expired or been stayed, reversed, vacated or rescinded, and all such orders shall be satisfactory to the DIP Agent and the DIP Lenders in order for (y) the assets of the Canadian
                        Credit Parties to be taken into account for the calculation of the Borrowing Base as described under "Availability" above and (z) the Canadian Credit
                        Parties to become Guarantors as described under "Guarantors" above:


                                (A)      The DIP Facility, including the
                                         security interests and charges over
                                         assets in Canada described under
                                         "Security" above, with the priority
                                         described therein, shall have been
                                         approved by an order of the Canadian
                                         Court in the Canadian Cases, in form
                                         and substance satisfactory to the DIP
                                         Agent and the DIP Lenders, which shall
                                         also contain provisions:

                                         1.   authorizing the execution and
                                              delivery by the Canadian Credit
                                              Parties of all documents, and
                                              the granting of all security,
                                              required in connection with the
                                              DIP Facility, and providing
                                              that such documents or security
                                              shall not be challengeable by
                                              any present or future creditors
                                              of the Canadian Credit Parties
                                              (provided, however, that such
                                              security shall be junior to the
                                              security granted to the Bank
                                              Account Service Providers),

                                         2.   providing that such documents
                                              and security shall be effective
                                              notwithstanding that the
                                              execution of such documents and
                                              the granting of
                                                 such security may result in a
                                                 breach of any contract or
                                                 restriction to which any of
                                                 the Canadian Credit Parties is
                                                 bound,


                                           3.   prohibiting the granting of
                                                any additional security on the
                                                assets of any of the Canadian
                                                Credit Parties,


                                           4.   providing that the obligations
                                                of the Canadian Credit Parties
                                                to the DIP Agent, the DIP
                                                Lenders and the Bank Account
                                                Service Providers shall not be
                                                subject to, or compromised or
                                                affected in any way by, any
                                                plan of compromise or
                                                arrangement in the Canadian
                                                Cases, and


                                           5.   granting relief from the stay
                                                in the Canadian Cases to permit
                                                enforcement by (a) the DIP
                                                Agent, the DIP Collateral
                                                Agents and the DIP Lenders of
                                                the rights and remedies under
                                                the DIP Facility and their
                                                security and (b) the Bank
                                                Account Service Providers of
                                                their rights and remedies, upon
                                                the occurrence of an event of
                                                default under the DIP Facility;


                                     (B) The Pre-Petition Lenders shall have
                                         agreed, in a manner acceptable to the
                                         DIP Agent and the DIP Lenders, to
                                         postpone their security in the
                                         Pre-Petition Collateral to the
                                         Facility Liens, and such agreement and
                                         postponement shall be in form and
                                         substance satisfactory to the DIP
                                         Agent and the DIP Lenders;


                                     (C) All orders of the Canadian Court in
                                         form and substance satisfactory to the
                                         DIP Agent and the DIP Lenders,
                                         authorizing the use by the Borrowers
                                         and the Guarantors of (a) the
                                         Pre-Petition Lenders' cash collateral
                                         (other than the cash collateral of the
                                         LC Issuers, the LC Lenders, issuers of
                                         letters of credit under
                                  the Permitted LC Facility and the Bank Account Service Providers) and (b) the Asset Sale Proceeds deposited in the Proceeds Account (as defined in the Proceeds Agreement) prior to the commencement of the Cases;


                             (D) All other "first day" orders in the Canadian Cases necessary or appropriate in the judgment of the DIP Agent and the DIP Lenders;


                             (E) The orders of the Canadian Court referred to in clauses (A), (B), (C) and (D) above shall not have expired or been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders; and


                             (F) The DIP Agent and the DIP Lenders shall be satisfied that all orders described above shall be binding on all existing material creditors (or other persons described therein) of the Borrowers and the Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Guarantors, the DIP Agent, the DIP Collateral Agents and the DIP Lenders purported to be granted thereby.



Conditions Precedent
to Initial Loans and

L/Cs: Customary for debtor-in-possession financings including, without limitation, accuracy of representations and warranties, absence of defaults, evidence of authority, legal opinions, compliance with laws, and receipt of necessary consents and approvals, and shall also include, without limitation:

                        (1)  (i) The Borrowers shall have engaged in
                             negotiations regarding the Pre-Arranged Plan with the holders (or representatives of such holders) of claims and interests against the Borrowers and/or their subsidiaries entitled to vote on the Pre-Arranged Plan, (ii) the Borrowers shall have used their best efforts to obtain written agreements, to the extent legally permissible, from such holders of claims in terms of amount of claims and number of holders as required for the approval of the Pre-Arranged Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA, committing such holders (a) to vote in favor of the Pre-Arranged Plan and (b) not to sell or assign their claims except to an entity that agrees in writing to be bound by the terms of such agreements, (iii) the Pre-Arranged Plan, and a disclosure statement approved by the Required DIP Lenders with respect thereto, shall have been appropriately filed by the Borrowers in the Cases, and the Borrowers shall have requested hearings in respect of approval of such disclosure statement and confirmation of the Pre-Arranged Plan, and
                             (iv) the Pre-Arranged Plan shall be feasible and there shall exist no known impediment to confirmation of the Pre-Arranged Plan and consummation thereof by November 30, 1999;

                        (2) Execution of the DIP Credit Documentation in form and substance satisfactory to the DIP Agent and the DIP Lenders;

                        (3) Since the date of this letter there shall not have occurred, and the DIP Agent shall not have discovered the existence of, (i) facts (to the extent not previously known) which constitute any material adverse change in the business, properties, assets, condition (financial or otherwise) or prospects of the Borrowers or the Guarantors, their affiliates and their subsidiaries, as a whole, from that set forth in their financial statements dated as of September 30, 1998, other than as set forth in their financial statements dated as of March 31, 1999, or
                             (ii) litigation, which after giving effect to the commencement of the Cases, is reasonably likely to be material and adverse to the Borrowers, the Guarantors, their affiliates and their subsidiaries, as a whole;

                        (4) The following orders of the US Court shall have been entered, shall be in full force and effect and shall not have been stayed, reversed, vacated or rescinded, and all such orders shall be satisfactory to the DIP Agent and the DIP Lenders:

                             (A) All orders authorizing the DIP Facility (a portion or all of which may be authorized by entry of an initial order to be followed by a final order) and the Facility Liens. An initial order may be entered on an emergency and/or interim basis in the US Cases (the "Interim Order"), after notice given and a hearing conducted in accordance with Bankruptcy Rule 4001 (c) no later than 15 days after the date of the commencement of the US Cases, authorizing and approving the transactions contemplated in the DIP Credit Documentation and finding that the DIP Lenders are extending credit to the Borrowers and their affiliates in good faith within the meaning of Bankruptcy Code Section 364(e), which Interim Order shall (i) approve the payment by the Borrowers of the fees set forth in the Fee Letter and the professional fees of the DIP Agent and DIP Lenders referred to herein, (ii) otherwise be in form and substance satisfactory to the DIP Agent and the DIP Lenders and (iii) prior to the entry of the Final Order, be in full force and effect and not have expired or been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders;

                        (B) All orders of the US Court (which may be combined with the Interim Order), in form and substance satisfactory to the DIP Agent and the DIP Lenders, pursuant to Section 363(c)(2)(B) of the Bankruptcy Code authorizing the use by the Borrowers and the Guarantors incorporated in the United States of (a) the Pre-Petition Lenders' cash collateral (other than the cash collateral of the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility and the Bank Account Service Providers) and (b) the Asset Sale Proceeds deposited in the Proceeds Account prior to the commencement of the Cases, which orders shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders; and

                        (C) All other "first day" orders in the US Cases necessary or appropriate in the judgment of the DIP Agent and the DIP Lenders, including without limitation, as to the continued availability of bid and performance bonding requirements;

                        (5) The DIP Agent shall be satisfied that all orders described in paragraph (4) above shall be binding on all existing material creditors (or other persons described therein) of the Borrowers and the Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Guarantors, the DIP Agent, the DIP Collateral Agents and the DIP Lenders purported to be granted thereby;

                        (6)  Cash management systems, including cash
                             concentration accounts subject to the Facility Liens and collection requirements satisfactory to the DIP Agent and the Bank Account Service Providers, for the US Credit Parties shall have been established to the reasonable satisfaction of the DIP Agent and the Bank Account Service Providers;

                        (7) Absence of any material adverse change or condition with respect to the market for debtor-in-possession financings, the bank syndication market or the capital markets generally;

                        (8) Payment of all costs, fees and expenses (including, without limitation, attorneys and other professional fees) owing to the DIP Agent and the DIP Lenders as referenced herein and in the Fee Letter;

                        (9) Receipt by the DIP Agent and the DIP Lenders of the Budget covering the period from the Closing Date through the Maturity Date, and other cash flow and financial information that the DIP Agent may request, all in form and substance satisfactory to the DIP Agent and, with respect to the Budget, the Required DIP Lenders;

                        (10) Satisfactory completion by the DIP Agent and its
                             professionals of all due diligence deemed necessary;

                        (11) Receipt by the DIP Agent of legal opinions of
                             counsel to the Borrowers and the Guarantors, in form and substance satisfactory to the DIP Agent;

                        (12) Resolutions of the Boards of Directors of each of
                             the Borrowers and the Guarantors in form and substance satisfactory to the DIP Agent, authorizing and approving the commencement of the Cases and the borrowings and other transactions contemplated by the DIP Credit Agreement; and

                        (13) Receipt by the DIP Agent of satisfactory
                             consultants' reports and projections necessary to determine advance rates and eligibility requirements to substantiate and monitor the Borrowing Base with respect to the Industrial Services Group, the US Ferrous division, the US Copper division and any other division of the Borrowers, the accounts receivable of which are to be included in the Borrowing Base on the Closing Date.

Conditions
Precedent to
Each Loan and L/C:           The DIP Credit Documentation shall contain
                             conditions precedent to each extension of credit
                             (including the initial extension of credit) required by the DIP Agent, including, without limitation:

                        (a)  No Default or Event of Default exists.

                        (b) All representations and warranties shall be true and correct in all material respects as of the date of each extension of credit, including that there shall not have occurred any material adverse change since the Closing Date in the business, properties, assets, condition (financial or otherwise) or prospects of the Borrowers, the Guarantors and their subsidiaries and affiliates taken as a whole.

                        (c) The Interim Order shall be in full force and effect or, if the date of the requested extension of credit is more than 30 days after the Closing Date, or if the amount of such requested extension of credit, together with the amount of all extensions of credit under the DIP Credit Documentation then outstanding, shall exceed the maximum amount authorized pursuant to the Interim Order, an order of the Bankruptcy Court granting final approval of the DIP Loan Agreement (the "Final Order") shall have been entered in form and substance satisfactory to the DIP Agent, and shall be in full force and effect and shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders.

                        (d) Receipt by the DIP Agent of a certificate (a "Borrowing Certificate") executed by an executive officer of one of the Borrowers, to the effect that
                             (i) the proposed extension of credit and its intended use are consistent with the terms of


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                              the DIP Credit Documentation and the Budget and
                              is necessary, after utilization and application of available cash, in order to satisfy the obligations of the Borrowers and the Guarantors in the ordinary course of business or as otherwise permitted under the DIP Credit Agreement, (ii) the Borrowers and the Guarantors have observed or performed all of their covenants and other agreements and have satisfied in all material respects every condition contained in the DIP Credit Documentation and the Interim Order or the Final Order (as applicable) to be observed, performed or satisfied by the Borrowers or such Guarantor and (iii) such officer has no knowledge of any Default or Event of Default.

                        (e) Payment of all fees, costs, expenses and other amounts then due and payable.

                        (f) Prior to the first advance, if any, the proceeds of which shall be used by any US Credit Party to make a loan, dividend or any other advance to any Canadian Credit Party (including any loan, dividend or other advance to the Canadian Borrower in an amount in excess of the corporate overhead requirements of the Canadian Borrower), the Canadian Approvals shall have been obtained, and all appeal periods relating thereto shall have expired.

                        (g) All funds remaining in the Proceeds Account on the date that the Cases are commenced (other than funds subject to the liens of the Bank Account Service Providers that have not been released pursuant to the Proceeds Agreement), shall have been released.

Voting and
Amendments:                  "Required DIP Lenders" shall mean, as of any date
                             of determination, the DIP Lenders who in the aggregate hold at least a majority in amount of the Total Commitment (which, if terminated, shall be deemed outstanding in the amount outstanding immediately prior to such termination), subject to customary exceptions.

Assignments/
Participations:              Assignments and participations by the DIP Lenders
                             to financial institutions and funds will be permitted subject to such limitations (including minimum amounts and maximum concentration limits) to be imposed by the DIP Agent.


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Governing Law:               New York, except as governed by the Bankruptcy
                             Code or the CCAA.




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